EIP Growth and Income Fund
Prospectus
February 28, 2021
As supplemented June 30, 2021

Investor Class	EIPFX
Class I	EIPIX

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
The EIP Growth and Income Fund (the “Fund”) seeks to provide a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund seeks low volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class		Class I
Management Fee		1.00%		1.00%
Distribution (12b-1) Fees		0.25%		None
Administrative Services Plan Fee		0.15%		None
Total Other Expenses		0.97%		0.88%
Interest Expense	0.54%		0.47%
Other Expenses	0.43%		0.41%
Total Annual Fund Operating Expenses[1]		2.37%		1.88%
Fee Waivers and Expense Reimbursements[2]		-0.17%		-0.15%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		2.20%		1.73%
1    Total Annual Fund Operating Expenses include 0.01% in acquired fund fees and expenses, and therefore do not correlate to “Ratios of expenses to average net assets: Before expense reimbursement” provided in the Financial Highlights.
2    Energy Income Partners, LLC, the Fund’s manager, contractually has agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees or fees under the Administrative Services Plan; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.25% of average daily net assets through February 28, 2022. Any waiver or reimbursement by Energy Income Partners, LLC is subject to repayment by the Fund in the three years following the date the particular waiver or reimbursement is due; provided that the Fund is able to make the repayment without exceeding the 1.25% expense limitation (or, if lower, any applicable expense limitation then in effect). This expense cap may not be terminated prior to this date except by the Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. It assumes a 5% return on your investment each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense cap described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Investor Class	$223	$723	$1,250	$2,693
Class I	$176	$576	$1,002	$2,189
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect Fund performance. For the fiscal year ended October 31, 2020 the Fund’s portfolio turnover rate, excluding securities sold short transactions, was 82% of the average value of its portfolio; including securities sold short, was 94% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund pursues its objectives by investing primarily in a diversified portfolio of equity securities of issuers in the energy industry (“Energy Companies”) that seek to pay out all or most of their available free cash flow (“High Payout Energy Companies”), including: (1) U.S. and Canadian natural gas and electric utilities, (2) corporations operating energy infrastructure assets such as pipelines or renewable energy production, (3) energy-related master limited partnerships or limited liability companies that are treated as partnerships (“MLPs”), (4) entities that control MLPs, that own general partner interests in an MLP or interests issued by MLP affiliates (such as MLP I-Shares or i-units), (5) U.S. and Canadian energy yield corporations (“YieldCos”), and (6) other energy-related corporations with similar dividend policies similar to those of High Payout Energy Companies in (3) and (4) above (such as energy infrastructure real estate investment trusts and foreign energy infrastructure corporations). The “Energy Industry” means enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources including renewable energy and other enterprises that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. The Fund concentrates its investments in the Energy Industry and may invest without limit in Energy Companies of any market capitalization. While the Fund invests primarily in U.S. and Canadian Energy Companies, it may also invest in Energy Companies organized in other countries.
The Fund may achieve a portion of its exposure to Energy Companies by entering into swap agreements with respect to securities of Energy Companies. Leverage may be achieved through the use of swap contracts. The Fund typically uses leverage for any purpose consistent with its investment objective, including providing additional flexibility in portfolio construction, cash management and in an attempt to enhance returns.
In managing the Fund’s portfolio, the Fund’s manager, Energy Income Partners, LLC (the “Manager”), seeks to identify Energy Companies in non-cyclical segments of the Energy Industry that offer the potential for an attractive balance of income and growth. The Manager focuses on steady fee-for-service businesses, such as pipelines, storage facilities and terminals (“Energy Infrastructure”). These infrastructure businesses receive fees and tariffs, which are generally not directly related to commodity prices and therefore tend to be less cyclical. The Manager typically seeks to limit the Fund’s exposure to Energy Companies that derive a significant portion of their revenues from more cyclical businesses, such as energy exploration, development and production, where revenues tend to be driven by commodity prices.
Principal Risks
All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

•Energy Industry Risk. The Fund concentrates its investments in the Energy Industry and, therefore, is more susceptible to risks that affect that industry than a fund that is more broadly diversified over several industries or sectors. Energy Companies are highly sensitive to events relating to international politics, governmental regulatory policies, including energy conservation and tax policies, fluctuations in supply and demand, environmental liabilities, threats of terrorism and to changes in exchange rates or interest rates. Energy Companies are typically highly dependent on energy prices, which can be extremely volatile. Energy Infrastructure companies can further be exposed to counterparty credit risk as some customers are oil and gas producers that may become financially distressed and unable to perform under, or may seek to reject contracts for the gathering, processing, storage and pipeline transportation of oil, refined products, natural gas, and natural gas liquids. Energy Companies can be affected by supply and demand for oil and natural gas, costs relating to exploration and production and the success of such explorations, access to capital, as well as by general economic conditions. Weak demand for energy products and services in general, as well as negative developments in world markets, would be likely to adversely impact the Fund’s value. The supply of energy and the profitability of Energy Companies can be significantly affected by extreme weather, by natural disasters, and by depletion of underlying oil and gas reserves. Energy Companies are subject to substantial government regulation and changes in government regulations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices and methodology of determining prices that Energy Companies may charge for their products and services. Such changes can adversely affect the profitability of Energy Companies. Costs of compliance or remediation of environmental damages incurred by Energy Companies may not be recoverable and may increase over time if stricter environmental laws are enacted. Those energy companies involved in renewable technologies or employing technologies for renewable energy may not be successful in their deployment of or use of renewable technologies. In addition, such companies may not be as successful as those companies that use or deploy fossil fuels.
•MLP and I-Share Risk. MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Some amounts received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital to Fund shareholders for federal income tax purposes. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from the MLP. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes which could either reduce or eliminate distributions paid by the MLPs to the Fund. I-Shares represent an ownership interest in a limited liability company that owns a special class of MLP securities, known as i-units, issued by the MLP to the limited liability company. The i-units represent a class of equity securities of the MLP that are not entitled to receive cash distributions, except upon liquidation of the MLP, but are entitled to receive additional i-units on each cash distribution to holders of the MLP common units. I-Shares are generally subject to the same risks as MLP common units.
•Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the

Fund and its investments. For example, the novel coronavirus (COVID-19) global pandemic and efforts to contain it have negatively affected, and are likely to continue to negatively affect, the Energy Industry.
•Management Risk. The Fund’s portfolio is actively managed and is thus subject to management risk. The Manager will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s efforts to reduce the Fund’s volatility may not be successful and could cause the Fund to underperform its benchmark and other funds with similar investment objectives and strategies.
•Foreign Securities Risk. Investing in securities of foreign issuers involves certain risks not typically associated with U.S. investments, including fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
•Foreign Currency Risk. The Fund’s portfolio typically includes investments that are denominated in foreign currencies, and the Fund may hold investments designed to provide exposure to foreign currencies. Fluctuations in currency exchange rates may adversely affect the U.S. dollar value of the Fund’s investments.
•Small- and Mid-Size Companies Risk. Energy Companies in which the Fund invests may have market-capitalizations of less than $1 billion. Investing in the securities of small- or mid-cap companies presents particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments. Companies with small- and mid-capitalizations are often more volatile and less liquid than investments in larger companies. Small- and mid-cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
•Derivatives Risk. The Fund’s use of derivatives could lead to substantial volatility and losses. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s initial investment in the derivative instrument. As a result, these derivatives may magnify or otherwise increase losses to the Fund. Derivative instruments may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure. Derivatives may be illiquid and difficult to price, and the counterparty to a derivatives contract may be unable or unwilling to fulfill its obligations to the Fund.
•Leverage Risk. The Fund’s use of leverage through the use of swaps may cause the Fund’s returns to be more volatile. The use of leverage typically magnifies both gains and losses. When the Fund increases its investment exposure through the use of leverage, a relatively small market movement may result in significant losses to the Fund.
•Tax Risk. The Fund’s ability to make investments in MLPs and other entities treated as “pass-through” vehicles for U.S. federal income tax purposes is limited by the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. If the Fund were to fail to qualify as a regulated investment company in any taxable year and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all Fund distributions from earnings and profits would be taxable to shareholders as dividend income.
Performance
The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund’s performance year to year and over time. All figures assume dividend reinvestment. The table also shows how the Fund’s Class I shares’ average annual total returns compare to those of two style specific indices and to a broad-based securities market index. Past performance is not necessarily an indication of future results. Updated performance information is available by calling the Fund’s transfer agent toll-free at 1-844-766-8694 or by visiting the Fund’s website at www.eipfunds.com.
Calendar year total returns for Class I shares
During the period of time shown in the bar chart, the Fund’s highest quarterly return and lowest quarterly return was:

Best calendar quarter:	17.12%	Q4 2011

Worst calendar quarter:	(29.78)%	Q1 2020
Average annual total returns for the Fund for periods ended December 31, 2020

	1 year	5 years	10 years

Class I before taxes	-9.84%	2.49%	5.11%
Class I after taxes on distributions	-10.15%	2.24%	3.81%
Class I after taxes on distributions and sale of shares	-5.76%	1.84%	3.56%
Investor Class before taxes[1]	-10.18%	N/A	N/A
S&P 500 Index (no deduction for fees, expenses or taxes)[2]	18.40%	15.22%	13.88%
Wells Fargo Midstream MLP Total Return Index (no deduction for fees, expenses or taxes)[3]	-30.08%	-4.61%	0.39%
Alerian MLP Total Return Index (no deduction for fees, expenses or taxes)[4]	-28.69%	-5.95%	-2.31%
1Investor Class shares launched on October 18, 2016.
2The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3The Wells Fargo Midstream MLP Total Return Index consists of energy MLPs and represents the midstream sub-sector of the Wells Fargo MLP Composite Index.
4The Alerian MLP Total Return Index is a composite of the most prominent MLPs calculated by Standard & Poor’s using a float adjusted market capitalization methodology on a total return-return basis.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for Class I shares only and will vary for other classes. These after-tax returns are not relevant if you hold your Fund shares through a 401(k) plan, an individual retirement account, or another tax-advantaged arrangement.

In certain cases, the figure representing return “after taxes on distributions and sale of shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Fund Management
Investment Manager
Energy Income Partners, LLC
Portfolio Managers
•James Murchie, Chief Executive Officer, portfolio manager of the Fund since its inception in 2006.
•Eva Pao, Principal, portfolio manager of the Fund since its inception in 2006.
•John Tysseland, Principal, portfolio manager of the Fund since 2016.
Purchase and Sale of Fund Shares
You can open an account and purchase shares of the Fund by contacting your broker or financial intermediary or by calling the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, at 1-844-766-8694. You can sell your shares back to the Fund any day the New York Stock Exchange is open through your financial advisor or by calling the Fund’s transfer agent at 1-844-766-8694.
You can also sell your shares by mailing a request:

U.S. Mail: EIP Growth and Income Fund c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: EIP Growth and Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The minimum initial investment for Investor Class shares is $2,500 with a $100 minimum for subsequent investments. Class I shares are subject to a $1,000,000 minimum initial investment. There is no minimum for subsequent investments in Class I shares. The Fund may waive or lower purchase minimums in certain circumstances.
Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you hold shares through a tax advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S
INVESTMENT STRATEGIES AND RELATED RISKS
This section contains additional information about the Fund’s principal investment strategies and related risks. As mentioned in the Fund summary, the Fund pursues its investment objective by investing primarily in Energy Companies. The Fund may achieve a substantial portion of its exposure to Energy Companies by entering into swap agreements or other types of derivatives transactions.
Investment Philosophy and Process
The Manager believes the formula for success for an energy infrastructure utility and its investors can be succinctly rendered as the low-cost way of shipping and delivering the lowest cost energy. While often not subject to competition, as public-private partnerships, cost is still key to regulated monopoly utility companies who must justify increased costs to state appointed regulators, who are in turn responsible to consumer and business development advocates ever pushing for lower cost energy. And the meaning of cost extends beyond price in cents and kilowatt hour or dollars per MCF of natural gas to encompass reliability of service, environmental impact and safety. While supply-facing, energy producer businesses such as solar panel manufacturers and shale drilling companies have been hurt by the lower margins tied to technological innovation, demand-facing energy infrastructure businesses benefit from technology-driven cost reductions. Capital investments in the energy system today benefit both investors and consumers by driving down costs and environmental impact while improving safety and reliability and allowing investors to experience growth in earnings.
A major distinction in the Manager’s approach to stock selection and portfolio construction is its relative indifference to the formal bucketing of companies according to criteria such as industry sector or asset class. The Manager is agnostic as to whether a company’s asset base entails “poles and wires” or “pipes and tanks,” or whether it is organized as a partnership such as an MLP or a taxable C-Corporation or whether it belongs to a specific index. Rather, the Manager bases its investment decisions upon strict criteria related to performance, and believes that the more “good” assets and the less “bad” assets a company has, the better its long-term earnings stability, growth, security of dividend and total return.
And, except for diversification reasons, and intention for the Fund to be taxed as a “regulated investment company” (discussed below), the Manager is also agnostic as to whether these businesses are “poles and wires” or “pipes and tanks” or whether their equity is taxed as a partnership, like an MLP, or taxed as a typical C-Corporation because the total tax to the investor ends up being about the same. Finally, the Manager doesn’t care what index or asset “bucket” the company is in, whether it’s an MLP index, a utility index or a yield corporation known as a YieldCo.
The Manager believes that the Energy Industry has the potential to produce a significant level of cash flow in excess of requirements for maintenance capital expenditures. Nonetheless, there are many Energy Companies that reinvest the bulk of their cash flows either in the belief that they have a competitive advantage or that the Energy Industry is about to enter a new, more highly profitable phase. However, the Manager believes that the frequent consolidations and restructurings within the industry demonstrate that these expectations are often not realized. Many of these high-reinvestment companies divest their pipeline and storage and other infrastructure assets because they view the investment returns from these assets as having less upside potential than assets with more growth potential or commodity exposure. The Manager believes that this has resulted in a growing opportunity for investors to take advantage of the Energy Industry’s desire to finance what the Energy Industry thinks will be “high risk/high return” opportunities through the divestment of its “lower risk/lower return” infrastructure assets into these asset classes. A significant amount of these assets have been purchased by MLPs in the United States and by YieldCos and other Energy Companies. The Manager believes that it is the equity holders of such MLPs and YieldCos and other Energy Companies that have benefited, as over the long term these asset classes have performed favorably relative to the securities of the cyclical Energy Companies divesting the assets.
Prior to the rapid growth of these asset classes over the last few years, they were generally too small to attract the interest of most large investors. In addition, it is difficult for investors to take advantage of the opportunity to invest directly in MLPs. Tax exempt investors, such as pension funds and endowments, typically avoid these securities because MLPs generate a substantial amount of “unrelated business taxable income,” which, unlike most passive investment income, is taxable in the hands of such investors. It has been similarly disadvantageous for foreign investors to invest directly in MLPs because a foreign investor in an MLP is required to file a U.S. federal income tax return and pay federal income tax on a net basis on the investor’s share of the MLP’s income. In addition, a direct investment in an MLP gives rise to tax return filing obligations for investors in certain states in which the MLP has operations, which makes owning a diverse portfolio of MLPs difficult to administer. Historically, mutual funds were not able to invest to any significant extent in MLPs while maintaining flow-through tax treatment (i.e., being taxed as a “regulated investment company,” or “RIC”) because of certain restrictions under the Internal Revenue Code of 1986, as amended (the “Code”) on permissible sources of income. Legislation passed in 2004, however, allows RICs the flexibility to invest up to 25% of the value of their assets in MLPs, and thus RICs can offer investors the opportunity to invest indirectly in such investments without the additional filing requirements triggered by direct MLP equity ownership. As a result, the Manager believes that the lack of institutional investment and the growth in size of these asset classes has combined to make this an attractive universe from which to construct a portfolio for the Fund.
In addition, the Manager believes that the attractive characteristics of Energy Companies can be enhanced by a rigorous application of investment research and portfolio construction tools. There is generally less research coverage of High Payout Energy Companies than in sectors of comparable size where this is greater investment by institutional investors. The Manager believes this creates an opportunity to outperform the Energy Industry using the Manager’s investment research and professional portfolio construction tools. Since the Manager believes Energy Companies are affected by virtually every phase of the Energy Industry (even if they are not directly invested in every phase), the Manager believes it is advantageous to have a strong working knowledge of the Energy Industry, including regulated utility operations, oil and gas production and gathering, transportation, refining and marketing, gas liquids processing and fractionation, petrochemical demand and cost structure, renewable energy production, as well as the regulatory frameworks in which the industry operates.
Energy Infrastructure. Unlike oil and gas exploration and production and petroleum refining, the Energy Infrastructure industry is characterized by non-cyclical fee-for-service revenues. In addition, unlike the other segments of the Energy Industry, the sustaining capital requirements for pipelines, storage and other infrastructure are relatively low. These two characteristics make Energy Infrastructure assets an attractive investment for investors who desire the potential for steady income that has the potential to grow.
Manager Experience and Investment Process. The Manager relies on its extensive experience in the oil, gas and electricity segments, refining and marketing, petrochemicals and natural gas processing and storage, as well as its understanding of price and cost competitiveness of competing fuels such as nuclear and renewable sources such as wind and solar and the impact of imports and global markets on the Energy Industry.
The Manager believes that a professionally managed portfolio of High Payout Energy Companies in non-cyclical segments of the Energy Industry offers the potential for an attractive balance of income and growth. The Manager’s priority is to focus on steady fee-for-service income, and may seek to limit the cyclical energy exposure of the portfolio by limiting its size in order to reduce the volatility of returns. The Manager believes the use of rigorous investment research and analytical tools along with conservative portfolio construction described above provides a value-added service to investors making an investment in these asset classes through the Fund.
The Manager currently utilizes a three-step investment process:
1.The first step is to define a universe of possible investments in the Energy Industry that have high dividend payout ratios and/or are involved in the Energy Infrastructure business. In general, the Manager seeks Energy Infrastructure entities characterized by monopoly-like assets and non-cyclical, fee-for-service revenues with inflation protection or cost pass-through protections.
2.The second step is to identify, within this universe, entities that pass a quality threshold established by the Manager. The Manager utilizes both quantitative aspects to measuring quality, as described above, as well as qualitative aspects, such as the Manager’s confidence in the entity’s management team and the quality of its assets. In its assessment of quality, the Manager will not set aside an entity’s failure to qualify on quality criteria in instances even where it believes that the entity has a low valuation.
3.The third step is portfolio construction, where the Manager determines the portfolio weighting of entities that have made it through the first two steps. As part of this portfolio construction, the Manager balances each position’s expected rate of return against risks, limitations on position sizes and the Fund’s portfolio limitations.
Fund Investments
Energy Companies
The Fund intends to invest mainly in equity securities issued by Energy Companies that are primarily involved in steady fee-for-service infrastructure that support the production and delivery of natural gas, oil or electricity, but may also selectively invest in other energy corporations. The Fund may also own Energy Companies that have cyclical business exposure. The level of dividends and the sustainability of dividend payments by Energy Companies tend to vary based on the type of the company and its underlying businesses. Below is a brief description of the types of Energy Companies in which the Fund intends to invest:
•Pipeline Companies. Pipeline companies have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These companies typically generate stable cash flows through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these companies varies with the market demand for transportation of product through their distribution systems. While they are generally not as commodity price sensitive as oil and gas companies, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to prevailing interest rate levels and economic conditions.
•YieldCos. YieldCos are publicly traded entities that own, operate and acquire contracted renewable and conventional electric generation that typically sell the electricity produced under long-term fixed price contracts with electric utilities or other end-users. YieldCos also invest in thermal and other infrastructure assets such as pipelines, storage and terminalling facilities. YieldCos generally seek to position themselves as vehicles for investors seeking stable and growing dividend income from a diversified portfolio of relatively low-risk, high-quality assets.
•Utility Companies. Utility companies are involved in electricity generation, transmission, distribution or sale of electricity or gas. Electric utilities and gas utilities (also called local distribution companies or “LDCs”) deliver electricity and natural gas, respectively, to residential, industrial and commercial customers within specific geographic regions and are generally subject to the rules and regulations of federal and/or state agencies. Pursuant to their regulation, electric and gas utilities generate profits based on formulas as prescribed by the regulating agency or agencies and, as such, are less sensitive to movements in commodity prices and other macroeconomic factors than non-regulated entities. Additionally, electric and gas utilities may own certain non-regulated businesses, including electric generation, oil and gas exploration and production, gas gathering and processing, and commodity marketing businesses.
•Corporations and Other Entities that Pay Out Most of Their Available Free Cash. Certain publicly-traded corporations and other entities in the energy sector maintain dividend policies under which much of their free cash is regularly paid out to investors. Other entities may be organized as Energy Infrastructure real estate investment trusts (REITs) and may be foreign entities.
Master Limited Partnerships
The Fund may invest in interests issued by Energy Companies organized as MLPs. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, MLPs are able to trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation on qualified income. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Some amounts received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital to Fund shareholders for federal income tax purposes. For more information regarding the tax treatment of Fund distributions, see “Fund Distributions” and “Tax Matters,” below.
MLP interests in which the Fund may invest consist of MLP common units, MLP I-Shares, and MLP general partner interests.
•MLP Common Units. MLP common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, with respect to the remaining assets of the MLP.
•MLP I-Shares. I-Shares represent an ownership interest in a limited liability company that owns a special class of MLP securities, known as i-units, issued by the MLP to the limited liability company. The i-units represent a class of equity securities of the MLP that are not entitled to receive cash distributions, except upon liquidation of the MLP, but are entitled to receive additional i-units on each cash distribution to holders of the MLP common units. Because the quantity of additional i-units issued to the limited liability company is determined based on the amount of the cash distributions made by the MLP to holders of MLP common units as well as the market value of the MLP units at the time of each distribution, the limited liability company will increasingly be entitled to a greater share of the outstanding equity interests of the MLP, which in turn entitles the limited liability company, as the holder of the i-units, to an increasingly greater share of the cash to be distributed to all holders of equity securities (including the i-units and the MLP common units) upon the liquidation of the MLP. As a result, the value of the i-units held by the limited liability company is generally tied to the overall equity valuation of the MLP.
Holders of I-Shares will receive additional I-Shares, in the same proportion as the limited liability company’s receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights, which are similar to those applicable to MLP common units. The limited liability company issuing the I-Shares is treated as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE Amex Equities (formerly, the American Stock Exchange). The I-Shares in which the Fund may invest are distinct from the exchange-traded iShares Funds.
•MLP General Partner Interests. The Fund may invest in the general partners of MLPs. General partner interests in MLPs are typically retained by the original sponsors of an MLP and by corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are generally not publicly traded but may be owned by publicly traded entities. The Fund may invest in publicly traded entities that own general partner interests in MLPs. General partner interests of an MLP receive cash distributions, typically 2% of an MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as such distributions increase. General partner interests generally cannot be converted into MLP common units. The general partner interest may be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

Equity Securities of Energy Companies
The Fund also invests in common stock issued by Energy Companies. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed income securities during certain periods. The Fund may also invest in energy-related REITs and in preferred stock or debt securities issued by Energy Companies.
Foreign Securities
In addition to the Fund’s investments in U.S. and Canadian Energy Companies, the Fund may invest in Energy Companies organized in other countries, such as Hong Kong and the United Kingdom. The Fund may invest in foreign Energy Companies directly, or indirectly through American Depositary Receipts (ADRs).
Short Sales
While not a principal strategy, the Fund may engage in short sales of U.S. Treasury securities in order to hedge the Fund’s exposure to increases in interest rates. The Fund may also engage in short sale transactions of equity and other fixed income securities for investment, speculative, and hedging purposes. To effect such a transaction, the Fund must borrow the security it sells short (such as a U.S. Treasury security) to make delivery of that security to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the lender, to the extent necessary to meet the margin requirements, until the short position is closed out.
The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines in price between those dates.
Swap Agreements
The Fund enters into equity total return swap agreements as a substitute for purchasing securities of Energy Companies. In a typical equity total return swap, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate (either a fixed rate or a floating rate). By entering into an equity total return swap, for example, the Fund can gain exposure to a security without actually purchasing such security. Total return swaps are individually negotiated.
The Manager may also enter into other forms of swap agreements for both hedging and non-hedging purposes. The Manager may use swap agreements to achieve leverage, which can magnify the Fund’s gains or losses. However, the Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations or any other method permitted by applicable law.
Hedging Transactions
As discussed above, the Fund may engage in short sales of U.S. Treasury securities in order to hedge the Fund’s exposure to increases in interest rates. In normal markets, the market price of many of the Fund’s investments could underperform if interest rates rapidly increase. This risk is heightened due to the fact that interest rates are near historic lows and could increase in the future.
The Fund at times engages in certain transactions intended to hedge the Fund’s exposure to currency risks due to foreign currency denominated investments. However, the Fund will not use currency hedging transactions for speculative investment purposes. The Fund may engage in various currency hedging transactions, including engaging in forward foreign currency contracts, currency swaps or options on currency, currency futures and other derivatives transactions.
Foreign Currency Options, Futures and Forwards
While not a principal investment strategy, the Fund may engage in foreign currency options, futures and forwards to hedge against changes in the value of the U.S. dollar in relation to a Fund’s security that may be denominated in another currency.
Foreign currency options are traded on exchanges or on the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.
A currency futures contract is a legally binding agreement between two parties to purchase or sell a specific amount of currency at a future date or date range at a specific price. All futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the futures contract based on the contract price established at the end of the day for settlement purposes. The Fund will segregate on its books assets to cover its obligations under any currency futures contracts that it enters into or take other permissible actions to cover its obligations.
The Fund may also use foreign currency forward contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Fund will segregate assets on its books to cover its obligations under any forward foreign currency contracts that it enters into or take other permissible actions to cover its obligations.
Options on Securities
While not a principal investment strategy, the Fund may purchase and write (sell) call and put options on equity securities. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may purchase and sell put and call options of any type, including options on securities, indices (both narrow- and broad-based), currencies, swaps and futures contracts. The Fund may use options on assets in lieu of purchasing and selling the underlying assets. For example, to hedge against a possible decrease in the value of its portfolio investments, the Fund may purchase put options or write call options on securities, indices, currencies, swaps or futures contracts rather than selling such underlying assets. Similarly, the Fund may purchase call options or write put options on assets as a substitute for the purchase of such underlying assets or to hedge against a possible increase in the price of investments which the Fund expects to purchase or already has purchased. The Fund may also write (or sell) covered call options. Such call options would give the option holders the right, but not the obligation, to purchase common equity at a specified price (the “strike price”) on one or more future dates (each, an “exercise date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the market price for the underlying common equity and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are “covered.” In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund’s custodian or on the Fund’s books) upon conversion or exchange of other securities held by the Fund.
Other Derivatives
In addition to the transactions described above, the Fund also may (but is not required to) utilize a variety of other derivatives instruments for both hedging and non-hedging purposes. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of any underlying asset or reference rate, and may relate to, among others, securities, interest rates, currencies or other assets. The Fund’s use of derivatives instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Derivatives may be used to create leverage intended to increase returns or adjust the Fund’s risk profile.
Principal Risks
Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. There is no assurance that the Fund will meet its investment objective, and you may lose money by investing in the Fund.
Market Risk
The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of the securities purchased by the Fund may be subject to large price swings and potential for loss. Your shares at any point in time may be worth less than your original investment. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The performance of the Fund’s investments depends to a great extent upon the Manager correctly assessing the future course of price movements of specific securities and other investments. There can be no assurance that the Manager will be able to predict accurately these price movements. At times, the securities markets experience great volatility and unpredictability. Nevertheless, to the extent that the Fund’s portfolio may from time to time reflect a net long or net short bias, there may be some positive or negative correlation between the performance of the portfolio and the direction of the market. To that degree, market direction will not necessarily be a “neutral” factor with respect to the Fund’s performance. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Management Risk
The Manager will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s efforts to reduce the Fund’s volatility may not be successful and could cause the Fund to underperform its benchmark and other funds with similar investment objectives and strategies.
Liquidity Risk
While not considered a principal risk, certain investments of the Fund may be illiquid. Such investments could prevent the Manager from liquidating unfavorable positions promptly or at the price the Fund would like and subject the Fund to substantial losses. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.
Redemption Risk
While not considered a principal risk, a relatively small number of the Fund’s investors could hold a substantial portion of the Fund’s outstanding shares. As such, a redemption of some or all of the Fund shares held by such investors could (i) force the Fund to liquidate securities in its portfolio at inopportune times, (ii) disrupt the Fund’s ability to pursue its investment objectives, or (iii) reduce economies of scale and increase the Fund’s per share operating expenses.
Energy Industry Risk
Under normal conditions, the Fund’s investments will be concentrated in the Energy Industry. Because the Fund concentrates its investments in the Energy Industry, it is more susceptible to risks that affect that sector than a fund that is more broadly diversified over several industries or sectors. Income provided by the Fund may be reduced by changes in the dividend policies of the Energy Companies in which the Fund invests and the capital resources at such companies. The principal risks inherent in investing in Energy Companies include the following:
•Regulatory Risk. Energy Companies are subject to significant U.S., state and local government and/or foreign government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices and the methodology of setting prices they may charge for the products and services that could negatively affect the profitability of Energy Companies and their performance. Those Energy Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. On March 14, 2018, FERC changed its long-standing tax allowance policy which no longer permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This had a negative impact on the performance of some Energy Companies affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
Various governmental agencies and authorities have the power to enforce compliance with these regulations, and violators may be subject to administrative, civil and criminal penalties, including civil fines, assessment of monetary penalties, imposition of remedial requirements, injunctions or all of the above. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, state laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that other entities operating in the energy industry may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Energy Companies may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
•Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including depressed commodity prices, catastrophic events affecting production, depletion of resources, labor difficulties, environmental or other governmental regulation, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources, international politics and political circumstances (particularly of key energy-producing countries), and policies of the Organization of the Petroleum Exporting Countries (“OPEC”). Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Energy Companies. Factors that could lead to a decline in demand include economic recession or other adverse economic or political conditions (especially in key energy-consuming countries), higher fuel taxes, governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices and weather conditions.
Volatility in the underlying commodity markets has had an adverse effect on companies in the Energy Industry. This environment has led to price volatility of energy related equities which has affecting the ability of certain of the companies to participate in projects that provide growth. As a result, some portfolio companies have reduced dividends and financed projects with internally generated cash flow to avoid raising capital through equity issuance and diluting current shareholders. While this action may result in long term value for current shareholders, it does affect the performance of the company in the short term and therefore affects the Fund’s performance. During this period of volatility, however, the Manager continues to seek companies that are not affected by the cyclicality of the commodity markets.
•Interest Rate Risk. Rising interest rates could adversely affect the financial performance of Energy Companies. Rising interest rates may increase an Energy Company’s cost of capital, which would increase operating costs and may reduce an Energy Company’s ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of Energy Company shares or units as the yields on alternative investments increase.
•Acquisition Risk. The ability of MLPs, YieldCos, and dividend paying corporations to grow and, where applicable, to increase distributions to share or unit holders is dependent partly on their ability to make acquisitions that result in an increase in adjusted operating surplus per share/unit. In the event that MLPs, YieldCos, and dividend paying corporations are unable to make such accretive acquisitions because, for example, they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise dividends or distributions may be limited. Furthermore, even if MLPs, YieldCos, and dividend paying corporations do consummate acquisitions that they believe will be accretive, the acquisitions may in fact result in a decrease in adjusted operating surplus per share/unit. Any acquisition involves risks, which include, among others: the possibility of mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; possible limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.
•Affiliated Party Risk. Some MLPs may be dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors of an MLP to satisfy their payments or obligations could impact the MLPs revenues and cash flows and its ability to make distributions.
•Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions, among others. The occurrence of any such events could result in substantial losses due to, for example, personal injury and/or loss of life, damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment, suspension or discontinuation of affected Energy Companies’ related operations. Many Energy Companies are not fully insured against all risks inherent to their businesses. If an accident or event occurs that is not fully insured, it could adversely affect an Energy Company’s operations and financial condition.
•Operational Risk. Energy Companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, Energy Companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Energy Companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.
•Competition Risk. The Energy Companies in which the Fund may invest that are involved in upstream (exploration, development and production of energy resources) and midstream (processing, storing and transporting of energy resources) businesses may face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel, services and supplies to build new projects and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, will likely have financial and other resources that substantially exceed their resources. The upstream businesses in which the Fund may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation of the energy markets.
•Financing Risk. Some of the Energy Companies in which the Fund may invest may rely on capital markets to raise money to pay their existing obligations and to fund growth. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with Energy Companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to grow and maintain their dividend or distribution.
•Commodity Pricing Risk. Energy Companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, NGLs, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly Energy Companies that produce such energy commodities and could impact indirectly Energy Companies that engage in the transportation, storage, processing, distribution or marketing of or exploration for such energy commodities. Commodity prices fluctuate for many reasons, including changes in market and economic conditions or political circumstances (especially of key energy-producing and consuming countries), the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, international politics, policies of OPEC, and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices. The Energy Industry as a whole may also be impacted by the perception that the performance of Energy Companies is directly linked to commodity prices.
•Counterparty Credit Risk. Low commodity prices may introduce the risk of financial distress among companies engaged in exploration and production of oil and natural gas. Energy Companies that derive revenues from the transportation, storage, processing, distribution or marketing of such energy commodities may face counterparty credit risk from financially distressed energy producers that are unable to perform under or seek to reject contracts for these services. If a contract is successfully rejected during bankruptcy, the affected Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. Furthermore, if the terms of the contract are not economic for the Energy Company, there may be an incentive for the Energy Company to renegotiate the contract to increase the utilization of its assets (whether or not the Energy Company has filed for bankruptcy). In either case, an Energy Company that operates assets for a company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.
•Depletion and Exploration Risk. Energy Companies engaged in the exploration, development, management or production of natural gas, NGLs (including propane), crude oil or refined petroleum products are subject to the risk that their commodity reserves are depleted over time. These kinds of Energy Companies generally increase reserves through expansion of their existing businesses, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves. Each of these strategies entails risk. The financial performance of these Energy Companies may be adversely affected if they are unable to cost-effectively acquire additional reserves at a rate at least equal to the rate of decline of their existing reserves. A failure to maintain or increase reserves could reduce the amount and/or change the characterization of cash distributions paid by these Energy Companies.
•Weather Risks. Weather plays a role in the seasonality of cash flows of some companies in which the Fund may invest. Companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane companies experience decreased demand for their product. The damage done by extreme weather also may serve to increase many companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. Other companies operating in the energy infrastructure sector may be subject to similar risks.
MLP and I Share Risk
An investment in MLP units involves risks that differ from those associated with investments in similar equity securities, such as in common stock of a corporation. Holders of MLP units usually have the rights typically afforded to limited partners in a limited partnership, and as such have limited control and voting rights on matters affecting the partnership. In addition, there is the risk that a MLP could be, contrary to its intention, (a) taxed as a corporation, resulting in decreased returns from such MLP, or (b) taxed as partnership that is not a qualified publicly traded partnership, which could bear on the Fund’s ability to qualify as a RIC under the Code. Further, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of the MLP, including those arising from incentive distribution payments. Finally, the extent to which the Fund can invest in MLP units is limited by the Fund’s intention to qualify as a RIC under the Code. I-Shares are generally subject to the same risks as MLP common units.
MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

Equity Security Risk
Investing in equity securities entails risks. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Foreign Securities Risk
Investing in foreign securities involves certain risks not involved in domestic investments:
•Foreign Securities Risk. These risks include, but are not limited to, the following: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Events and evolving conditions in certain geographical areas increase the risks associated with economies and markets that historically were perceived as comparatively stable.
•Foreign Currency Risk. Because the Fund intends to invest in securities denominated or quoted in foreign currencies, changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund intends to hedge against currency risk resulting from investing in corporations valued with the Canadian dollar and other non-U.S. dollar denominated securities, but there is no guarantee that hedging strategies will be successful.
Small- and Mid- Size Company Risk
Certain of the Energy Companies in which the Fund may invest may have comparatively smaller capitalizations. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited markets, as well as shorter operating histories, less experienced management, greater reliance on key employees, and more limited financial resources than issuers with larger market capitalizations and may be more vulnerable to adverse general market or economic developments. Investments in issuers with smaller market capitalizations may be less liquid and may experience greater price fluctuations than investments in issuers with larger market capitalizations. In addition, securities of issuers with smaller market capitalizations may not be widely followed by the investment community, which may result in reduced demand for such securities.
Short Sale Risk
If the Fund enters into a short-sale transaction, it must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The amount of any loss will be increased, and the amount of any gain will be decreased, by transaction and financing costs and the amount of the dividends or interest the Fund may be required to pay, if any, in connection with a short sale. Interest and other expenses associated with the Fund’s transactions in short sales may be significant. Because a loss incurred on a short sale results from an increase in the value of underlying the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a desirable time or price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price or, for “covered” shorts, transfer the securities sold short from the Fund’s portfolio to the lender. The Fund’s use of short sales will likely result in the creation of leverage in the Fund. When the Fund has an open short position, it is required to segregate on its books an amount of cash or liquid assets at least equal to the market value of the securities sold short.
The Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow the target securities in the market, legal restrictions on short sales or other reasons. Regulatory authorities in various jurisdictions may adopt (and in certain cases have adopted) regulations requiring investors to report their short positions; such reporting requirements could have an adverse impact on the ability of the Fund to implement any short selling strategy successfully.
Covered Call Options Risk
While not a principal investment strategy, the Fund may engage in covered calls. There are various risks associated with the Fund writing (or selling) covered call options. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of covered call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies.
The value of call options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or The Options Clearing Corporation (“OCC”) to handle current trading volume; or (vi) the decision of one or more exchanges at some future date to discontinue the trading of options (or a particular class or series of options) for economic or other reasons. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.
The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.
The Fund’s covered call options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of covered call options that the Fund may write may be affected by options written by other investment advisory clients of the

Manager or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.
Derivatives Risk
Using derivatives—especially to create leverage or for other speculative or non-hedging purposes—may involve greater risks to the Fund than investing directly in securities (see the description of the risks of particular derivatives above). Certain derivative transactions may have a leveraging effect on the Fund. Certain general risks associated with the use of derivatives are discussed below. The successful use of derivatives instruments depends upon a variety of factors, particularly the Manager’s ability to manage these sophisticated investments. Risks would be magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
•Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivatives transactions. Derivatives instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.
•Credit and Counterparty Risk. The Fund engages in derivatives transactions that are privately-negotiated or over-the-counter. The counterparty risk for over-the-counter derivatives is significantly higher than it is for exchange-traded derivatives because there is no central clearing agency to guarantee performance. The Fund’s ability to realize a profit on over-the-counter instruments will depend on, among other things, the ability and willingness of the financial institutions in which it enters into transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the derivative instrument would be likely to decline, potentially resulting in losses. If a counterparty defaults, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. The Fund is not restricted from concentrating any or all of its derivative transactions with a single or small number of counterparties, which accentuates counterparty risk. The ability of the Fund to transact in derivatives with a single or relatively small number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for loss.
•Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged or replicated. For example, when a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s success in using hedging instruments is subject to the Manager’s ability to correctly predict changes in relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Manager’s judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.
•Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivatives instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
•Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivatives transaction may try to avoid payment by exploiting various legal uncertainties about certain derivatives products.
•Regulatory Risk. The SEC has proposed a new rule that would limit the ability of mutual funds to use futures, swaps, options transactions, and other derivative instruments. The proposed rule and related proposed rule changes, if adopted as proposed, would also implement new asset segregation and reporting requirements with respect to derivatives. If adopted, the new rule could prevent the Fund from executing its investment strategy, increase compliance and reporting costs, and prevent the Fund from achieving its investment objective. In addition, the U.S. and foreign governments are in the process of adopting and implementing other regulations governing the derivatives market, including clearing, margin, reporting and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty credit risk. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.
•Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter (“OTC”) derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivatives instruments.
•Tax Risk. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders.
Hedging Risk
While not a principal investment strategy, the Fund may engage in hedging transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments. The ability to successfully use hedging transactions may depend on the Manager’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of hedging transactions may result in the Fund incurring losses as a result of matters beyond its control. For example, losses may be incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
Leverage Risk
The Fund uses leverage in the form of swap agreements, and may use short selling and/or certain other derivatives contracts, and is therefore subject to certain risks. The use of derivatives and other transactions that have a leveraging effect on the Fund’s portfolio may cause the value of your investment in the Fund to be more volatile. Other risks also will be compounded. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio, could compound other risks of the Fund, and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the potential return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. If this premise is correct with respect to a particular investment, the Fund would benefit from an incremental return. However, if the differential between the return on the Fund’s investments and the cost of leverage were to narrow or result in loss, the incremental benefit would be reduced, eliminated or result in loss. Furthermore, if long-term rates rise, the net asset value of the Fund’s shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund’s portfolio. This, in turn, may result in greater volatility of the net asset value of Fund shares.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s net assets and return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund’s net assets and return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. The use of leverage is considered to be a speculative investment practice and may result in losses.
This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. When the Fund increases its investment exposure through the use of leverage, a relatively small market movement may result in significant losses to the Fund. The Fund may also have to sell assets at inopportune times to satisfy margin requirements or its obligations to derivative counterparties.
Tax Risk/Distribution Risk
The Fund’s ability to make direct and indirect investments in MLPs and certain other entities treated as “pass-through” vehicles for U.S. federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, RICs are permitted to have no more than 25% of the value of their total assets invested in qualified publicly traded partnerships, including MLPs. The Internal Revenue Service (the “IRS”) could take the position that the 25% limitation has not been satisfied, even if the Fund limits its investments in MLPs to 25% or less of the value of its total assets, due to certain investment strategies or the use of leverage. If the Fund were to fail to qualify as a RIC in any taxable year and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Assuming the Fund qualifies as a RIC, because of accelerated deductions available with respect to the activities of MLPs in which the Fund will invest, on the disposition of an investment in an MLP the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the distribution requirements applicable to RICs under the Code. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income and, in the case of a shareholder of the Fund that is not a “United States person” within the meaning of the Code, will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). In general, it is likely that a significant portion of the Fund’s distributions to foreign persons will be subject to such withholding. When the Fund is a limited partner in MLPs through its investment in equity securities of MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own income, which is then taxable to common shareholders upon distribution to them by the Fund.
Recent amendments to the Code have established a 20% deduction for “qualified business income” and certain other items of income that will not be available to the Fund but might be available to an individual investing directly in an MLP.
Valuation Risk
While not considered a principal risk, market prices may be unavailable for certain of the Fund’s investments, including restricted or unregistered investments. The value of such securities will be determined by fair valuations determined by the Manager under procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Manager than for securities for which an active trading market exists.
IPO Risk
While not considered a principal risk, to the extent that the Fund participates in Initial Public Offerings (“IPOs”), it may experience risks associated with IPOs. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Manager cannot guarantee continued access to IPOs.
Temporary Defensive Positions
In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash, cash equivalents, or investment-grade short-term fixed income securities. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Investment Limitations
Any investment limitations described herein apply only at the time of purchase of the securities or the consummation of a transaction, and the limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities or consummation of a transaction.
Change in Policies
The Fund’s Trustees may change the Fund’s investment objective, investment strategies, and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
Disclosure of Portfolio Holdings
The Fund’s Statement of Additional Information includes a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.
FUND MANAGEMENT
The Fund’s Trustees
The Fund’s Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of Fund shareholders. The Trustees elect the Fund’s officers and approve all significant agreements, including those with the Fund’s Manager, custodian, administrator, transfer agent and distributor.
Investment Manager
Energy Income Partners, LLC (the “Manager”), with approximately $3.9 billion of assets under management as of January 31, 2021, serves as the Fund’s investment manager, and as such, is responsible for the management of the Fund’s investment portfolio. The Manager’s address is 10 Wright Street, Westport, Connecticut 06880. The basis for the Trustees’ approval of the Fund’s management contract with the Manager is discussed in the Fund’s annual report to shareholders dated October 31, 2020.
The Manager was founded in October 2003 by James Murchie, Eva Pao and Linda Longville to provide professional asset management services in the area of energy-related MLPs and other high-payout securities in the Energy Infrastructure sector. In addition to serving as investment manager to the Fund, the Manager serves as the sub-advisor to four closed end funds, two actively managed exchange traded funds, sleeves of a variable insurance trust and exchange traded fund. The Manager also manages a private fund and separate accounts.
Under the terms of its management contract, the Fund pays a monthly management fee to the Manager at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2020, the Manager received an aggregate fee of 0.85% of average Fund net assets, after applicable waivers and expense reimbursements.
Portfolio Managers
James Murchie, Eva Pao and John Tysseland are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
•James Murchie is the founder, Chief Executive Officer, co-portfolio manager and a Principal of the Manager. After founding the Manager in October 2003 with Eva Pao and Linda Longville, Mr. Murchie and the Manager’s investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Manager’s investment team left Pequot Capital and re-established the Manager. Prior to founding the Manager, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA in history and anthropology from Rice University and received his MA from Harvard University.

•Eva Pao is co-portfolio manager, co-founder and a Principal of the Manager. In 2003, she co-founded Energy Income Partners. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during the Manager’s affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio of Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas portfolio. Ms. Pao received her undergraduate degree at Rice University and received her MBA from Harvard Business School.
•John K. Tysseland is co-portfolio manager and a Principal of the Manager. Mr. Tysseland has been a portfolio manager of the Fund since 2016. Prior to joining the Manager in 2014, he worked at Citi Research, most recently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin with a BA in economics.
The Fund’s Statement of Additional Information (“SAI”) provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the Fund.
VALUATION OF FUND SHARES
The net asset value (“NAV”) for each share class is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. Domestic debt and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to fair value adjustments as described further below. The Fund calculates the NAV for each class by dividing the total assets, minus liabilities, allocated to the class by the number of Fund shares outstanding for that class.
The assets in the Fund’s portfolio are valued daily in accordance with valuation procedures adopted by the Board of Trustees. A majority of the Fund’s assets currently are valued using market information supplied by third parties. For purposes of determining the NAV for each share class, readily marketable portfolio securities listed on any exchange or the NASDAQ Global Market are valued, except as indicated below, at the last sale price or the NASDAQ Official Closing Price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase or redeem shares.
Equity securities traded in the OTC market, but excluding securities trading on the NASDAQ Global Market, are valued at the last sale price in the OTC market, or, if the security does not trade on a particular day, the mean between the last quoted bid and ask prices. Fixed income securities are valued by a pricing service.
If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the value of such security will be determined under procedures adopted by the Board of Trustees in a manner designed to fairly reflect a fair market value of the security on the valuation date as described below.
The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Manager, acting pursuant to policies adopted by the Board, will estimate a fair value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale.
HOW TO BUY FUND SHARES
Opening an Account
You can open a Fund account and purchase Fund shares by contacting your financial representative or by calling the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, at 1‑844-766-8694 and obtaining an account application. The completed application, along with your check made payable to the Fund, must then be returned to the Fund’s transfer agent at the following address:

U.S. Mail: EIP Growth and Income Fund c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: EIP Growth and Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Accordingly, deposits in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase order requests do not constitute receipt by the Fund or its transfer agent. Receipt of purchase orders is based on when the order is received by U.S. Bancorp Fund Services, LLC.
You may also fund an initial purchase by wiring funds to the Fund’s designated bank account. The Fund’s transfer agent must receive your completed application prior to you wiring funds.
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You may mail (including by overnight delivery) your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. Before sending your wire, please contact us at 1-844-766-8694 to advise us of your intent to wire funds and receive your assigned account number. This will ensure prompt and accurate credit upon receipt of your wire. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For Credit to: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit to: EIP Growth and Income Fund
(specify class of Shares to be purchased)
(shareholder name or account registration)
(account number)

The minimum initial investment for Investor Class shares is $2,500, with a $100 minimum for subsequent investments. The minimum initial investment for Class I shares is $1,000,000. There is no minimum for subsequent investments in Class I shares. The Fund may lower or waive the Class I investment minimum for certain investors, as further described below in “Choosing a Share Class—Share class comparison.”
The Fund sells its shares at the offering price, which is the NAV. Orders received by the transfer agent before the close of trading on a business day (normally, 4:00 p.m. Eastern Time) will receive that day’s closing share price. Otherwise, you will receive the next business day’s price.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. Individuals must provide their full name, residential or business address, date of birth, and Social Security number. Entities, such as trusts, estates, partnerships and corporations, must provide their principal place of business, taxpayer identification number (TIN), and may be requested to provide other additional information. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If we are unable to verify your identity, the Fund may close your account without notice.
With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam. Your Fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Purchasing Shares from Broker-dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Manager. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.
The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“financial intermediaries”) that may include the Fund as an investment option in the programs they offer or administer.
Financial intermediaries may:
•Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the financial intermediary. This also means that purchases made through a financial intermediary may be subject to different minimum purchase requirements than those applicable to investors purchasing shares directly from the Fund.
•Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
•Charge fees to their customers for the services they provide.
•Be authorized to receive purchase orders on the Fund’s behalf (and designate other servicing agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a financial intermediary pursuant to which the financial intermediary(or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the financial intermediary (or its designee) before 4:00 p.m. Eastern Time on a day the NYSE is open for trading will receive that day’s net asset value, and all purchase orders received in good order by the financial intermediary(or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.
If you decide to purchase shares through financial intermediaries, please carefully review the program materials provided to you by the financial intermediary because particular financial intermediaries may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a financial intermediary should check with the financial intermediary to determine whether the financial intermediary has entered into an agreement with the Fund. When you purchase shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to place your order with the Fund on a timely basis.
Buying Additional Shares
Once you have opened an account, you may purchase additional shares at any time through any of the following ways:
•Financial intermediaries. Contact your financial intermediary for more information. Your financial intermediary may charge you for its services.
•Automatic investment plan. The Fund’s automatic investment plan permits you to make automatic monthly, bi-monthly, quarterly, or semi-annual deductions from your bank account for investment into the Fund. To participate in the plan, please complete the “Automatic Investment Plan” section of your account application or call the Fund’s transfer agent at 1‑844-766-8694 for any additional information. Automatic deductions must be for at least $100 and your bank must be a member of the Automated Clearing House (ACH) network in order to participate in the plan. If your bank rejects a scheduled payment, the Fund’s transfer agent will charge a $25 fee to your account. Any requests to cancel or terminate an automatic investment plan should be submitted to the transfer agent at least five days prior to the next scheduled payment.
•By phone. If you did not decline telephone options on your account application, your Fund account has been opened for at least 7 business days, and you have previously provided the Fund’s transfer agent with your banking information, then you can purchase additional shares by calling the Fund’s transfer agent at 1-844-766-8694. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.
Telephone trades must be received by or prior to market close. During periods of high market activity, you may encounter higher than usual call waits. Please allow sufficient time to place your telephone order. Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) on the day on which the transaction was requested.
•By wire transfer. You may purchase additional Fund shares by wire transfer. Before sending a wire transfer, please advise the Fund’s transfer agent of your intent to wire funds by calling 1-844-766-8694. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and its transfer agent are not responsible for delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Choosing a Share Class
The Fund currently offers Investor Class and Class I shares. Each class represents investment in the same portfolio of securities, but with a different combination of annual fees (including distribution fees) and investment minimums. Your financial representative can help you decide which share class is best for you.
Share class comparison
Investor Class shares
•$2,500 minimum initial investment
•No initial sales charge; your entire investment goes to work immediately
•No deferred sales charges
•Annual distribution and service (12b-1) fee of 0.25%
•Additional administrative services fee of 0.15%

Class I shares
•$1,000,000 minimum initial investment (which may be waived or lowered for certain types of investors, described below)
•No initial sales charge; your entire investment goes to work immediately
•No deferred sales charges
•No annual distribution and service (12b-1) fees
•Lower expenses than Investor Class shares because of no distribution and service (12b-1) fees
The Fund may waive or lower the Class I investment minimum for certain categories of investors, including:
•Certain employees, officers, members and affiliates of the Manager.
•Current and retired Trustees of the Fund.
•Certain financial intermediary personnel.
•Certain bank or broker affiliated trust departments, pursuant to an agreement.
•Certain employer-sponsored retirement plans.
•Certain additional categories of investors, including certain advisory accounts of the Manager and qualifying clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services, including clients of financial intermediaries that offer shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.
Which share class is right for me?
Deciding which share class is best for your situation depends on a number of factors that you should discuss with your financial representative. Keep in mind, however, that not all classes of shares may be available through your financial representative. Factors you and your financial representative should consider in choosing an available share class include how much you intend to invest. If you are investing more than $1,000,000, you should consider whether Class I shares are available through your financial intermediary. Investor Class shares pay distribution (12b-1) fees at an annual rate of 0.25% and an additional shareholder servicing fee at an annual rate of up to 0.15%. Because these fees are paid out of the assets of Investor Class shares on an ongoing basis, they will increase the cost of your investment over time. Accordingly, Class I shares, for shareholders eligible to purchase them, will be less expensive than Investor Class shares because they do not bear these additional annual costs.
Converting to Class I Shares
You may convert your Investor Class shares to Class I shares if your account is eligible to purchase Class I shares. If you hold Investor Class shares directly through the Fund’s transfer agent, please contact the transfer agent at 1‑844-766-8694 to inquire about converting to Class I shares.
If you hold Investor Class shares through a broker-dealer or other financial intermediary, please contact your financial intermediary to determine whether you may convert to Class I shares and whether any rules or restrictions apply.
If you hold Investor Class shares through an asset-based fee program, omnibus account, employee benefit plan, or other type of program sponsored by a financial intermediary that is eligible to purchase Class I shares (including because the Fund has waived or lowered the Class I investment minimum with respect to the program), your financial intermediary may, at its discretion, convert your Investor Class shares to Class I shares.
A conversion from Investor Class shares to Class I shares does not constitute a taxable event for federal income tax purposes, and will be effected on the basis of the relative net asset values of the two classes without the imposition of any redemption fees by the Fund.

HOW TO SELL FUND SHARES
You can sell your shares back to the Fund any day the NYSE is open, either through your financial intermediary or directly to the Fund, subject to certain restrictions. Please see “Restrictions on Sales,” below, for information about these restrictions.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Fund’s transfer agent or your financial intermediary receives your order to sell.
Selling Fund Shares
Selling shares through your financial intermediary
If you hold Fund shares through a financial intermediary, your financial intermediary or its designee must receive your redemption request in proper form before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) for you to receive that day’s NAV. All redemption requests received in good order by the financial intermediary (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. Your financial intermediary may charge you for redeeming shares, and will be responsible for furnishing all necessary documents to the Fund’s transfer agent on a timely basis.
Selling shares directly with the Fund
If you hold Fund shares directly through the Fund’s transfer agent, the transfer agent must receive your redemption request, including all required documents, in proper form before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) for you to receive that day’s NAV. You may request a redemption in any amount by mail, or a redemption of up to $25,000 by telephone. Shareholders should contact the Fund’s transfer agent at 1-844-766-8694 for further information concerning documentation required for a redemption of Fund shares.
No redemption request will become effective until all documents have been received in proper order by the transfer agent. Shareholders should contact the transfer agent for further information concerning documents required for redemption.
•By mail. You may request a redemption of any amount by providing a letter of instruction that includes your name, the name of the Fund, share class, the name(s) in which the account is registered, and the dollar amount or number of shares you wish to redeem. Your letter should be signed by all owners of the account, with a signature guarantee, if applicable, and mailed to the Fund’s transfer agent:

U.S. Mail: EIP Growth and Income Fund c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight: EIP Growth and Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Accordingly, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of redemption requests do not constitute receipt by the Fund or its transfer agent. Receipt of redemption requests are based on when the order is received by U.S. Bancorp Fund Services, LLC.
•By telephone. Unless you declined telephone options on your account application, you may request a redemption of up to $25,000 in Fund shares by calling the Fund’s transfer agent at 1-844-766-8694. Proceeds redeemed by telephone will only be mailed, wired, or sent via electronic funds transfer through the ACH network to the shareholder’s address or bank account of record listed in the transfer agent’s records. Wires are subject to a $15 fee paid by the investor. There is no charge when proceeds are sent via the ACH system; however credit may not be available for two to three days.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, please send a written request to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee or other form of signature authentication from a financial institution source. Further documentation may be requested for corporations, executors, administrators, trustees and guardians. Please call the Fund’s transfer agent at 1-844-766-8694 for additional information.
Once a telephone redemption request has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) on the day on which the transaction was requested. During periods of high market activity, you may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and you may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Restrictions on Sales
If you hold shares directly through the Fund’s transfer agent, you will need to have the signature on your sell order guaranteed by either a Medallion program member or non-Medallion program member if:
•You are selling more than $100,000 in Fund shares;
•You have notified us of a change in address within 30 days prior to your redemption request;
•You want the redemption proceeds payable or to be sent to any person, address or bank that is not in our records; or
•You want to change the listed owner of your account.
In addition to the situations described above, the Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances. The Fund reserves the right to waive any signature guarantee requirement.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and saving associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor. For more information concerning medallion signature guarantees, please call the Fund’s transfer agent at 1-844-766-8694. The Fund may waive the signature guarantee requirements in certain circumstances.
In addition, shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Written redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. If redeeming shares held by an IRA or other retirement account by telephone, you will be asked whether or not to withhold taxes from any distribution.
Payment Information
The Fund will normally mail a check the next business day after a redemption request is received. The Fund may suspend redemptions, or postpone payment for more than seven days, for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

You will not receive interest on uncashed redemption checks. If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.
The Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio assets to meet redemption requests, both regularly and in stressed market conditions. The Fund also has the ability to redeem in kind in certain circumstances, as described immediately below under “Redemption In Kind.”
Redemption In Kind
The Fund does not intend to redeem shares in any form except cash. However, if the value of Fund shares you redeem during any 90-day period exceeds the lesser of $250,000 or 1% of the Fund’s NAV, the Fund may pay your redemption proceeds in the form of securities from the Fund’s portfolio instead of cash. You may incur expenses, such as the payment of brokerage commissions, on the sale or other disposition of securities received by the Fund.
Involuntary Redemptions
If you own fewer shares than the minimum set by the Trustees, currently 100 shares, the Fund may redeem your shares without your permission and send you the proceeds after providing you with notice to attain the minimum. The Trustees could set a new account size minimum in the future that would apply to both present and future shareholders.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-844-766-8694 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Lost Shareholder
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
FREQUENT TRADING AND MARKET TIMING
The Fund is intended for long-term investment and should not be used for excessive trading. Excessive short-term trading can reduce the Fund’s performance by disrupting portfolio management, increasing the Fund’s expenses, and diluting the Fund’s NAV. Depending on the size of the trades, short-term trading may cause the Fund to maintain an unusually high cash balance or engage in increased portfolio transactions. Holding unusually large cash positions would likely result in lower Fund performance during periods of rising markets. Likewise, increased portfolio transactions would increase the Fund’s operating costs and decrease Fund performance. The Fund may also be forced to sell securities at disadvantageous times in order to have the cash necessary to respond to redemption requests, which may hurt Fund performance. To the extent the Fund invests in securities that trade infrequently or may be more difficult to value, such as securities of smaller issuers, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments.
In order to protect the interests of long-term shareholders, the Fund has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. These policies authorize the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of Fund shares that indicates market timing or trading that it determines is abusive.
The Fund seeks to monitor and identify short-term trading activity, if any, in the Fund’s shares. The transfer agent will provide monthly reports with respect to any identified short-term trading activity and will assist the Fund and the Manager in its investigation of such matters. If such trades are deemed to be a violation of the Fund’s short-term trading policy, the Manager and the Fund’s Chief Compliance Officer may take action, such as suspending future purchases by the short-term trader.
If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may enforce its own market timing policy.
While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of the Fund’s shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not disclosed to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect may make it more difficult to detect short-term traders. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that the Fund does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of its shares.
DISTRIBUTION PLANS AND PAYMENTS TO FINANCIAL INTERMEDIARIES
The Fund will be distributed primarily through financial intermediaries (including any broker-dealer, investment adviser, financial planner, and retirement plan administrator) that have a selling, services, or similar agreement with the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”). The Fund has adopted distribution and service (12b-1) plans for Investor Class shares to pay for the marketing of these shares and services provided to Investor Class shareholders, which increase the operating expenses that shareholders of Investor Class shares pay each year. The Fund’s Manager and Distributor, and their respective affiliates, may also make additional payments to financial intermediaries that do not increase Fund expenses, as described below.
Distribution and Service (12b-1) Plans
The Fund’s Investor Class 12b-1 plan provides for payments at an annual rate of 0.25% on Investor Class shares. These fees are paid out of the Fund’s assets on an ongoing basis and will increase the cost of your investment in Investor Class shares of the Fund and may cost you more than paying other types of sales charges. Class I shares, for shareholders eligible to purchase them, will be less expensive than Investor Class shares, which bear 12b-1 fees.

Additional Payments to Financial Intermediaries for Selling Fund shares
Financial intermediaries may be compensated for selling Fund shares in two principal ways:
•By the payment of sales commissions, if any; and
•By ongoing distribution and service (12b-1) fees.
In addition, the Manager or one of its affiliates may make additional payments to financial intermediaries out of the Manager’s or the affiliate’s own resources to promote the sale of the Fund’s shares. These payments, sometimes referred to as “revenue sharing,” are in addition to any sales commissions and 12b-1 fees received by financial intermediaries, and do not increase the amount paid by you or the Fund.
The amounts of these additional payments may vary by financial intermediary, and will be typically based on one or more of the following factors: average net assets of the Fund attributable to the financial intermediary, sales or net sales of the Fund attributable to the financial intermediary, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided. Not all financial intermediaries receive additional compensation. The Manager will determine which financial intermediaries to support and the level of payments it is willing to make. The Manager typically will choose to compensate financial intermediaries that it believes have a strong capability to distribute Fund shares and that are willing to cooperate with the Manager in promoting the Fund.
Revenue sharing arrangements are intended to increase the sale of Fund shares and, thereby, increase the Fund’s NAV. In consideration for revenue sharing payments, the financial intermediary may offer the Fund through its sales force or through its mutual fund platforms or other marketing programs, including mutual fund “supermarket” and other sales platforms. The financial intermediary may also agree to permit the Manager to participate in conferences, seminars, or other programs attended by the intermediary’s sales force.
To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager will benefit by the additional management fees received by the Fund as a result of the increase in Fund assets. Increased sales of Fund shares may also benefit the Fund and its shareholders in the form of reduced Fund operating expenses from economies of scale and possible increased investment opportunities resulting from the increase in Fund assets.
Revenue sharing payments, sales commissions and 12b-1 fees may create a conflict of interest by providing an incentive for financial intermediaries and their representatives to recommend or sell shares of the Fund over other investment options that do not provide similar compensation. You can ask your financial intermediary about any payments it receives from the Fund, the Distributor or the Manager.
Administrative Services Plan – Investor Class Only
The Fund has adopted an Administrative Services Plan that permits the Fund to reimburse the Manager for payments made to financial intermediaries that provide administrative services to Investor Class shareholders. Under the plan, payments would be limited to 0.15% of the average daily net asset value of the Investor Class shares beneficially owned by the financial intermediary’s clients. Financial intermediaries eligible to receive payments under the Administration Plan, through the Manager, include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell Investor Class shares.
For purposes of the Administration Services Plan, administrative services include (i) acting as record holder and nominee of Fund shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Fund shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administration fees increase the cost of your investment in the Fund because these fees are paid out of the Fund’s assets on an on-going basis. Because payments under the Administrative Services Plan are paid out of Investor Class assets, they will reduce the value of your investment in Investor Class shares.

Other Payments to Financial Intermediaries
The Manager and its affiliates may also make payments to financial intermediaries for certain administrative services, including sub-accounting and sub-transfer agency services. These services include maintenance of shareholder accounts by the financial intermediaries (such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent), sending out shareholder communications on behalf of the Fund, and transaction processing. These payments are in addition to any sales commissions, 12b-1 fees or revenue sharing payments that the financial intermediary may receive. The fees payable by the Manager for these services with respect to Investor Class shares may be charged back to the Fund, subject to the terms and limitations of the Administrative Services Plan.
FUND DISTRIBUTIONS
The Fund typically distributes any net investment income quarterly and any net realized capital gains annually. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, the level of distributions may vary depending upon the net inflows and or outflows experienced by the Fund. The ultimate tax characterization of the Fund’s distributions made in a calendar or taxable year cannot finally be determined until after the end of the calendar or taxable year.
Because of the current tax treatment of cash distributions made by MLPs in which the Fund invests, the Fund anticipates that a portion of its distributions, if any, may constitute a return of capital to shareholders for federal income tax purposes. If the Fund makes distributions for a taxable year in excess of the Fund’s current and accumulated earnings and profits, the excess distribution may be treated as a return of capital to you. A return of capital distribution will generally not be taxable but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as capital gain. The Fund is required to provide you with a written statement accompanying any Fund distribution that includes a return of capital that notifies you of the distribution’s source. You should be aware that a “return of capital” may represent a return of your original investment in the Fund and should not be confused with a distribution from the Fund’s earnings or profits. Please carefully review any written statements accompanying a Fund distribution.
Any Fund distributions to you will be automatically reinvested in additional shares of the Fund at the current NAV, unless you provide the Fund with written notice requesting to receive distributions in cash. If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver a distribution check, or if a distribution check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the Fund’s current NAV and to convert your account to reinvest future distributions in the Fund.
You may request a change in your distribution option in writing or by calling the transfer agent at 1-844-766-8694. Your request should be received by the transfer agent at least five days prior to the record date of the distribution. For more detailed information regarding distributions, see “Tax Matters” below and in the SAI.
TAX MATTERS
U.S. Federal Income Tax Matters
The following U.S. federal income tax discussion reflects provisions of the Code, U.S. Treasury regulations, rulings published by the IRS and other applicable authority, all as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, please see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.
The Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends or Capital Gain Dividends, as defined below. More specifically, the Fund intends (i) in order to be eligible for the special tax treatment accorded RICs under the Code, to distribute with respect to each taxable year of the Fund at least 90% of its “investment company taxable income” (generally, its ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its tax-exempt interest income, net of expenses attributable to such interest; and (ii) in order to avoid an excise tax, to distribute with respect to each calendar year at least 98% of its ordinary income for such calendar year and at least 98.2% of its capital gain net income (the excess of all capital gains over all capital losses) for the one year period ending October 31 of such calendar year, plus any such income or gain not distributed during the prior calendar year. The Fund may be able to cure a failure to derive 90% of its income from qualified sources or a failure to diversify by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
The Fund’s direct and indirect investments in MLPs and certain other entities treated as “pass-through” vehicles for U.S. federal income tax purposes may be limited by the Fund’s intention to qualify as a RIC and may bear on the Fund’s ability to so qualify. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. In addition, while the Code permits RICs to invest a portion of their assets in interests in qualifying MLPs, the legislative history thereto indicates that Congress did not intend for RICs to become conduits through which U.S. tax-exempt investors and non-U.S. investors could invest in MLPs and avoid “unrelated business taxable income” and “effectively connected income,” respectively. Accordingly, there are limitations on the composition of the assets of a RIC that apply to investments in MLPs. Under these limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Because of the nature of the Fund’s investment objectives and strategies, including the intended use of leverage, the IRS could argue that the 25% limitation is not satisfied, even though the Fund will limit its investments in MLPs to 25% or less than the value of its total assets. If the Fund were to fail to qualify as a RIC in any taxable year and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Regardless of whether the Fund qualifies as a RIC, the Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities. The remainder of this section assumes that the Fund qualifies as a RIC.
Some amounts received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies. On the disposition of an investment in such an MLP, the Fund will, as a result of such accelerated deductions, likely realize taxable income in excess of economic gain with respect to that MLP (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at such time.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned (or is treated as having owned) for more than one year and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
For taxable years beginning after December 31, 2017 and before January 1, 2026, income and gain from certain MLPs and REITS is treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Under the Code, the Fund is currently unable to pass the special character of this income through to Fund shareholders. As a result, direct investors in MLPs may be entitled to this deduction while Fund investors will not.
Any gain or loss resulting from the sale or exchange of Fund shares generally will be taxable as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than one year, assuming the Fund shares were held as capital assets.
Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” – i.e., dividends of U.S. corporations and certain foreign corporations – will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at the Fund and shareholder level. Certain of the securities of Canadian or other foreign companies in which the Fund may invest may be considered securities of passive foreign investment companies (“PFICs”). Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would decrease. The Fund does not expect to be able to pass through to its shareholders foreign tax credits with respect to such foreign taxes.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Distributions are taxable to shareholders even if they are paid from income or gains accruing to the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for Fund shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the Fund. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The amount by which the Fund’s total distributions exceed its investment company taxable income and net capital gain will generally be treated as a return of capital, the receipt of which will be tax-free up to the amount of a shareholder’s tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares. However, to the extent the Fund has current or accumulated earnings and profits in excess of its investment company taxable income and net capital gain, such distributions will instead be treated as dividends. If amounts received by the Fund with respect to a Fund asset are treated as a return of capital due to accelerated deductions or deferred income, the Fund will likely realize taxable income in a later period in excess of economic gain with respect to such asset, and the Fund will have to take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may also realize income in connection with the liquidation of portfolio securities to fund such distributions. Any such income would also be taken into account in determining whether the Fund has satisfied its distribution requirements.
A redemption by the Fund of its shares will be treated as a sale of the shares by a shareholder. The Fund may realize taxable income in connection with the liquidation of portfolio securities to fund redemptions or to satisfy its distribution requirements, and any such income will be taken into account in determining whether the Fund has satisfied its distribution requirements.
If the Fund is liquidated, it will recognize gain or loss upon the sale or distribution of its assets in liquidation (other than distributions pursuant to individual redemption requests), and any such net gains will be required to be distributed to shareholders as dividends. If the Fund has losses and capital loss carry forwards remaining after the liquidating sales, they will expire, and will not be available to the Fund’s shareholders. In general, the Fund’s liquidating distributions to shareholders will be treated as being made in exchange for the Fund’s shares. Thus, each shareholder will recognize a capital gain or loss depending upon his or her basis which will be treated as a long-term capital gain or loss if the shares have been held for more than one year.
Under current law, the backup withholding tax rate is 24% or as set under Section 3406 of the Code for U.S. residents. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Tax Matters” in the SAI for additional information about backup withholding.
In general, a U.S. shareholder will not be able to claim any foreign tax credit by reason of foreign taxes paid by the Fund; rather, such credits may be taken by the Fund to the extent eligible.
In general, dividends (other than Capital Gain Dividends and exempt interest dividends, if any) paid to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, and subject to certain exceptions, the Fund generally is not required to withhold any amounts with respect to distributions of (i) net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (but gains will not include gain from the sale of MLPs to the extent such gain was characterized as ordinary income under the Code’s recapture provisions) (“short-term capital gain dividends”), and (ii) U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). Depending on the circumstances, the Fund may have determined not to report the portion of its distributions that were eligible to be treated as short-term capital gain and/or interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.
If a foreign shareholder’s dividends from the Fund are effectively connected with a trade or business conducted by the foreign shareholder within the United States, those dividends will in general be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.
Sections 1471-1474 of the Code, and the U.S. Treasury Regulations, rules and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA, or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to ordinary dividends the Fund pays generally to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends).
While FATCA imposes a 30% withholding tax on gross proceeds of share redemptions and certain Capital Gain Dividends to that shareholder, the Treasury Department has released proposed Treasury Regulations which, if finalized in their present form, would eliminate the FATCA withholding on payments of gross proceeds. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued or pronouncements further deferring the obligation to withhold are issued by the Internal Revenue Service. Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in Fund shares.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
This section describes only some of the U.S. federal income tax consequences of investing in the Fund. You should consult your tax advisor with respect to your own circumstances regarding the above-referenced federal income tax rules and with respect to other federal, state, local or foreign tax consequences of an investment in the Fund. Please see “Tax Matters” in the SAI for additional information regarding the tax aspects of investing in the Fund.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Deloitte & Touche LLP. The auditor’s report and the Fund’s financial statements are included in the Fund’s annual report to shareholders, which is available upon request.

Class I
	Year Ended October 31,	Year Ended October 31,	Period Ended October 31,		Year Ended December 31,
	2020	2019	2018*		2017	2016		2015
Net asset value, beginning of period/year	$15.21	$14.00	$15.44		$15.81	$13.73		$17.62

Income from investment operations:
Net investment income (loss) (1)	0.03	0.08	(0.01)		(0.19)	(0.13)		(0.50)
Net realized and unrealized gain (loss) on investments	(2.36)	1.70	(1.13)		0.09	2.33		(3.30)
Total from investment operations	(2.33)	1.78	(1.14)		(0.10)	2.20		(3.80)

Distributions paid to shareholders from:
Net investment income	—	(0.13)	(0.02)		—	(0.12)		(0.09)
Return of capital	(0.54)	(0.44)	(0.28)		(0.27)	—		—
Total from distributions	(0.54)	(0.57)	(0.30)		(0.27)	(0.12)		(0.09)
Net increase (decrease) in net asset value	(2.87)	1.21	(1.44)		(0.37)	2.08		(3.89)
Net asset value, end of period/year	12.34	$15.21	$14.00		$15.44	$15.81		$13.73
Total return	(15.24)%	12.85%	(7.41)%	(4)	(0.68)%	16.14%		(21.54)%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000’s)	$123,743	$152,679	$149,435		$61,295	$17,781		$15,695
Ratios of expenses to average net assets: (6) (7)
Before expense reimbursement	1.87%	2.17%	3.28%	(3)(5)	5.62%	3.59%	(2)	4.95%
After expense reimbursement	1.72%	2.02%	3.01%	(3)(5)	4.12%	2.14%	(2)	N/A
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	0.10%	0.37%	(0.35)%	(3)(5)	(2.73)%	(2.28)%	(2)	(3.11)%
After fees waived and expenses reimbursed	0.25%	0.54%	(0.08)%	(3)(5)	(1.23)%	(0.83)%	(2)	N/A
Portfolio turnover rate excluding securities sold short transactions	82%	34%	86%	(4)	13%	53%		49%
Portfolio turnover rate including securities sold short transactions	94%	57%	84%	(4)	87%	N/A		N/A

Portfolio turnover is calculated for the Fund as a whole.
*The Fund changed fiscal year end from December 31 to October 31 effective August 23, 2018. Data shown for the period January 1, 2018 through October 31, 2018.
1.Per share investment loss has been calculated using the average shares method.
2.Effective February 1, 2016, the Investment Manager entered into a contractual agreement to waive fees and reimburse expenses so that the total annual operating expenses for the Fund do not exceed 2.00% of average daily net assets (excluding brokerage fees and commissions, borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold), taxes, any 12b-1 fee or fees paid pursuant to an Administrative Services Plan, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses). Due to the contractual waiver not being effective in January 2016, the Fund’s expense ratio is above 2.00% for the Class I Shares for the year ended December 31, 2016.
3.Effective January 1, 2018, the Investment Manager entered into a contractual agreement to waive fees and reimburse expenses so that the total annual operating expenses for the Fund do not exceed 1.50% of average daily net assets. On April 29, 2018 the Investment Manager amended the agreement to annual operating expenses from 1.50% to 1.25% of average daily net assets. Due to the contractual waiver not being effective until April 29, 2018, the Fund’s expense ratio is above 1.25% for the Class I Shares for the period ended October 31, 2018.
4.Not Annualized.
5.Annualized.

6.Before expense reimbursement excluding interest expense	1.40%	1.40%	1.59%	3.50%	3.59%	4.83%
7.After expense reimbursement excluding interest expense	1.25%	1.25%	1.32%	2.00%	2.14%	N/A

Investor Class
	Year Ended	Year Ended		Period Ended		Year ended	October 18, 2016(1) Through
	October 31, 2020	October 31, 2019		October 31, 2018*		December 31, 2017	December 31, 2016
Net asset value, beginning of period/year	$15.19	$13.99		$15.42		$15.82	$15.75

Income from investment operations:
Net investment income (loss)(2)	(0.04)	0.00	**	(0.05)		(0.25)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.34)	1.71		(1.12)		0.08	0.20
Total from investment operations	(2.38)	1.71		(1.17)		(0.17)	0.18

Distributions paid to shareholders from:
Net investment income	—	(0.12)		(0.01)		—	(0.11)
Return of capital	(0.49)	(0.39)		(0.25)		(0.23)	—
Total from distributions	(0.49)	(0.51)		(0.26)		(0.23)	(0.11)
Net increase (decrease) in net asset value	(2.87)	1.20		(1.43)		(0.40)	0.07
Net asset value, end of period/year	$12.32	$15.19		$13.99		$15.42	$15.82
Total return	(15.57)%	12.36%		(7.61)%	(4)	(1.11)%	(0.53)%	(4)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000’s)	$427	$267		$115		$245	$3
Ratios of expenses to average net assets: (6)(7)
Before expense reimbursement	2.36%	2.49%		3.77%	(3)(5)	6.51%	4.33%	(5)
After expense reimbursement	2.19%	2.33%		3.49%	(3)(5)	4.69%	2.40%	(5)
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	(0.47)%	(0.14)%		(0.72)%	(3)(5)	(3.45)%	(2.56)%	(5)
After fees waived and expenses reimbursed	(0.30)%	0.02%		(0.45)%	(3)(5)	(1.63)%	(0.59)%	(5)
Portfolio turnover rate excluding securities sold short transactions	82%	34%		86%	(4)	13%	53%
Portfolio turnover rate including securities sold short transactions	94%	57%		84%	(4)	87%	N/A

Portfolio turnover is calculated for the Fund as a whole.
*The Fund changed fiscal year end from December 31 to October 31 effective August 23, 2018. Data shown for the period January 1, 2018 through October 31, 2018.
**Amount denotes less than $0.01 per share.
1.Commencement of operations.
2.Per share investment loss has been calculated using the average shares method.
3.Effective January 1, 2018, the Investment Manager entered into a contractual agreement to waive fees and reimburse expenses so that the total annual operating expenses for the Fund do not exceed 1.50% of average daily net assets (excluding brokerage fees and commissions, borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold), taxes, any 12b-1 fee or fees paid pursuant to an Administrative Services Plan, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses). On April 29, 2018 the Investment Manager amended the agreement to annual operating expenses from 1.50% to 1.25% of average daily net assets. Due to the contractual waiver not being effective until April 29, 2018, the Fund’s expense ratio is above 1.25% for the Investor Class Shares for the period ended October 31, 2018.
4.Not Annualized.
5.Annualized.

6.Before expense reimbursement excluding interest expense	1.82%	1.81%	2.02%	4.22%
	1.65%	1.65%	1.74%	2.40%	2.40%

ENERGY INCOME PARTNERS, LLC
EIP INVESTMENT TRUST
Privacy Notice
This notice describes the Privacy Policy of Energy Income Partners, LLC (EIP) and EIP Investment Trust (EIP Trust) regarding how EIP and/or its affiliates handle and protect personal information that is received about its prospective, current or former clients and investors (collectively, clients or you), including investors in EIP Trust.
USE AND COLLECTION OF PERSONAL INFORMATION
EIP collects personal information for various business purposes including:
• Routine business purposes, such as providing investment management services; communicating information about EIP products and services; processing transactions in EIP private investment vehicles, separately managed accounts and EIP Trust
• Completing EIP obligations and enforcing EIP and client rights under any contracts entered into with clients/investors
• Compliance with applicable laws
Personal Information includes your name, signature, postal and electronic addresses, Internet Protocol address, telephone number, social security number or tax identification number, copies of driver’s licenses and/or passports, assets, net worth, income, bank and brokerage account information, occupation and any other identifying information not available to the public (collectively, Personal Information). Personal Information shall not include publicly available information, de-identified or aggregated client information or information covered by sector-specific privacy laws, including the Gramm-Leach-Bliley Act (GLBA).
Personal Information may be obtained from (i) written, telephonic or in-person communications with you or any third-party engaging EIP’s services on your behalf (each, an agent); (ii) documents you or your agents may deliver to EIP, EIP Trust or any EIP affiliate including the process of opening investment advisory relationships; and (iii) your activity on EIP’s website, such as from submissions through our website portal or website usage details collected automatically (i.e., cookies).
SAFEGUARD AND DISCLOSURE OF PERSONAL INFORMATION
EIP maintains physical, electronic and procedural safeguards to protect and maintain Personal Information. EIP permits only authorized individuals, including employees who have been advised as to the proper handling of client information and who need to access this information to perform services, to have access to Personal Information. These authorized individuals are required to maintain and protect the confidentiality of Personal Information and may not use Personal Information for their own personal use.
EIP does not disclose Personal Information to nonaffiliated third-parties or to affiliated entities, except as permitted by law and as described below. In order to service your account(s) and process transactions for your account(s) or to assist EIP or EIP Trust in the service of your account(s), EIP or EIP Investment Trust may provide Personal Information to (i) its affiliates, (ii) nonaffiliated third-party service providers that have a need for such information (Service Providers), such as broker-dealers, administrators, word processors, printers, accountants, auditors, technology service providers or lawyers or (iii) regulatory authorities to comply with any state or federal law, or to respond to a subpoena, court order or judicial process as required or permitted by applicable law.
EIP and EIP Trust conduct reasonable due diligence to assess whether a prospective third-party service provider can safeguard Personal Information. Any contract with a third-party service provider entered into by EIP or EIP Trust will include provisions designed to ensure that the third-party will uphold and maintain EIP’s and EIP Trust’s privacy standards when handling Personal Information, including physical, electronic and procedural safeguards for the protection of Personal Information, and will not use Personal Information for any purpose other than as specified in the contract.
Other than as described above in connection with servicing your account(s), EIP or EIP Trust does not provide information about you to outside firms, organizations or individuals except at your request. EIP and EIP Trust does not sell Personal Information and would not do so without client approval. If, at any point in the future, EIP and EIP Trust were to sell Personal Information for a business purpose, clients would have the right to request disclosure of any such sale, as well as the type(s) of Personal Information purchased by each category of recipient.
CHANGES TO THIS PRIVACY NOTICE
EIP and EIP Trust will continue to adhere to the privacy policy with respect to the information we have in our possession relating to both existing and former individual clients/investors.
All material changes to this Privacy Notice will be offered to existing clients of EIP and investors in EIP funds and products, including the EIP Trust, and be made available upon request. If you have any questions or concerns about your Personal Information or this Privacy Notice, please contact EIP at (203) 349-8232 or ir@eipinvestments.com.

Updated 12/12/2019

ADDITIONAL INFORMATION ABOUT THE FUND
The Fund’s Statement of Additional Information (SAI) and annual and semiannual reports to shareholders contain additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
The SAI and annual report and semiannual report are available free of charge on the Fund’s website at www.eipfunds.com. You may also obtain free copies of the SAI, annual report and semiannual report, as well as other information about the Fund, and may make other shareholder inquiries by calling the transfer agent at 1-844-766-8694 or by writing to:
Energy Income Partners, LLC
10 Wright Street
Westport, Connecticut 06880
You may obtain reports and other information about the Fund on the EDGAR Database at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No. 811-21940

EIP Growth and Income Fund

a series of
EIP INVESTMENT TRUST
Investor Class (EIPFX)
Class I (EIPIX)
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2021
As Amended June 30, 2021
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Fund’s prospectus dated February 28, 2021, as may be revised from time to time (the “Prospectus”). The audited financial statements and notes thereto in the Fund’s annual report to shareholders for the fiscal period ended October 31, 2020, are incorporated into this SAI by reference. A free copy of the Fund’s Prospectus or most recent annual or semiannual report may be obtained by calling 1-844-766-8694, by writing Energy Income Partners, LLC, 10 Wright Street, Westport, Connecticut 06880, or by visiting the Fund’s website at www.eipfunds.com.

FUND HISTORY
EIP Growth and Income Fund (the “Fund”) is a diversified series of EIP Investment Trust (the “Trust”), a Delaware Statutory Trust organized on December 9, 2005. The Trust is an open-end, management investment company. The Fund is currently the sole series of the Trust. Energy Income Partners, LLC (the “Manager” or “EIP”) serves as the Fund’s investment adviser.
The Fund changed its fiscal year end from December 31 to October 31 on August 23, 2018.
ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND RISKS
The following information supplements the discussion of the Fund’s investment strategies and risks that are described in the Prospectus. In addition to the principal investment strategies and risks described in the Prospectus, the Fund may employ other investment practices and may be subject other risks, which are described below. The Fund’s investment objectives, policies, strategies, and limitations may be changed without shareholder approval, unless otherwise noted.
Fixed Income Securities
As disclosed in the Prospectus, the Fund may invest in investment-grade debt securities issued by companies and the U.S. government. Debt securities in which the Fund may invest include the following:
(i)demand and time deposits in, certificate of deposit of, or banker’s acceptances issued by, any depository institution or trust company incorporated under the laws of the United States or any state thereof, which depository institution or trust company is subject to supervision and examination by United States federal or state authorities and at the time of investment or contractual commitment providing for investment have a long-term unsecured credit rating of “Aaa” or “Aa” by Moody’s Investor Services, Inc. (“Moody’s) or “AAA” or “AA” by Standard & Poor’s Corporation (“S&P”), or a short-term debt unsecured credit rating of at least “P-1” or “P-2” by Moody’s and “A-1+” or “A-1” by S&P or, if unrated, are determined by the Manager to be of similar quality. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Demand deposits may be withdrawn on demand by the investor. Fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate, also may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits;
(ii)registered debt obligations of the United States of America or registered debt obligations, the timely payment of principal and interest on which is fully and expressly guaranteed by the United States or any agency or instrumentality of the United States or the obligations of which are expressly backed by the full faith and credit of the United States;
(iii)registered debt obligations issued by the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), Fannie Mae, Sallie Mae, Freddie Mac, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Banks or the Government National Mortgage Association (issuers of home mortgage, small business, agricultural, student and other loans);
(iv)registered debt securities bearing interest issued by any company incorporated under the laws of the United States or any state thereof, having at the time of investment a long-term unsecured debt rating
1

of “Aaa” or “Aa” from Moody’s or “AAA” or “AA” from S&P or, if unrated, are determined by the Manager to be of similar quality. Registered debt securities generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity;
(v)guaranteed investment contracts (“GICs”) issued by any corporation incorporated under the laws of the United States or any state thereof, having at the time of investment a long-term unsecured debt rating of “Aaa” or “Aa” from Moody’s or “AAA” or “AA” from S&P or, if unrated, are determined by the Manager to be of similar quality. GICs are contracts that provide for repayment of principal and payment of a fixed or floating interest rate over a predetermined period of time;
(vi)commercial paper issued by any corporation incorporated under the laws of the United States or any state thereof, with a maturity of not more than 183 days from the date of issuance and having at the time of investment credit ratings of “P-1” or “P-2” by Moody’s and “A-1+” or “A-1” by S&P, or, if unrated, are determined by the Manager to be of similar quality. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies;
(vii)registered debt securities bearing interest issued by the European Investment Bank (the European Union’s financing institution), the International Bank of Reconstruction and Development (commonly called the “World Bank”) or the Inter-American Development Bank (supra-national lender to public institutions to promote Latin American and Caribbean development);
(viii)shares issued by money market funds; and
(ix)registered debt securities bearing interest issued by any company in the Energy Industry incorporated under the laws of the United States or any state thereof, having at the time of investment a long-term unsecured debt rating of “Baa” or higher from Moody’s or “BBB” or higher from S&P (commonly known as “Investment Grade”) or, if unrated, are determined by the Manager to be of similar quality.
As described above, the securities ratings requirements of debt securities apply only at the time of purchase and will not be considered violated on the basis of any change in rating thereafter.
A general description of the ratings of securities by Moody’s and S&P is set forth in Appendix A to the Statement of Additional Information. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. Credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Fixed Income Securities Risk
Fixed income securities are subject to certain risks, including:
•Interest Rate Risk. The market value of fixed income securities in which the Fund may invest can be expected to vary inversely with changes in interest rates. Debt securities with longer durations are subject to potentially greater price fluctuation than obligations with shorter durations. Fluctuations in the market value of fixed income securities subsequent to their acquisition will typically not affect cash income from such securities but will be reflected in the Fund’s net asset value.
2

•Issuer Risk. The value of a debt security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
•Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
•Credit Risk. Credit risk is the risk that a debt security in the Fund’s portfolio will decline in price, or that the issuer will fail to make interest payments when due, because the issuer of the security experiences a decline in its financial status.
Derivatives Instruments
The Fund may, but is not required to, use various strategic transactions to seek, among other things, (1) facilitate portfolio management, (2) mitigate risks and/or (3) earn income. Although the Manager seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Manager will engage in any of these practices or that these practices will achieve this result. Certain of these transactions involve derivatives instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying reference rate, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivatives instruments including, but not limited to, exchange-listed and over-the-counter put and call options on equity securities (collectively, “Strategic Transactions”). The Fund generally will seek to use Strategic Transactions as a portfolio management or hedging technique in an effort to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, and/or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its use of Strategic Transactions.
Swap Agreements. In addition to total return swap transactions described in the Prospectus, the Fund may use additional types of swaps, including swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit default swaps. The Fund may also enter into swaptions, which are options to enter into a swap transaction. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets, or to hedge or manage risk.
Swap agreements are two party contracts (with the second party being an exchange in the case of exchange-cleared swaps) entered into primarily by institutional investors. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, the performance of an index, or other terms. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are typically individually negotiated. In a credit default swap agreement, the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the
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buyer the full notional value, or “par value,” of the reference obligation in exchange for the referenced obligation.
Whether the use of swap agreements will be successful depends on the ability of the Manager to predict correctly whether certain types of investments are likely to produce greater returns than other investments. To the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may be illiquid.
Currency Futures Contracts. The Fund may engage in currency futures contracts to hedge currency risk. A currency futures contract is a legally binding agreement between two parties to purchase or sell a specific amount of currency at a future date or date range at a specific price. A person who buys a currency futures contract enters into a contract to purchase an underlying currency and is said to be “long” the contract. A person who sells a currency futures contract enters into a contract to sell the underlying currency and is said to be “short” the contract. The price at which the contract trades is determined by relative buying and selling interest on a regulated exchange. The Fund will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin.” Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather, is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Moreover, all futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the futures contract based on the contract price established at the end of the day for settlement purposes. The Fund will segregate on its books assets to cover its obligations under any currency futures contracts that it enters into or take other permissible actions to cover its obligations.
An open position in a futures contract, either a long or short position, is closed, or liquidated, by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in the futures contract; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.
As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. The broker through which the Fund engages in futures contracts may also impose additional margin requirements.
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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts.
Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.
Forward Foreign Currency Contracts. The Fund may use foreign currency forward contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Fund will segregate assets on its books to cover its obligations under any forward foreign currency contracts that it enters into or take other permissible actions to cover its obligations.
By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful.
The Fund may also enter into forward foreign currency exchange contracts to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund. The Fund may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.
Forward foreign currency contracts differ from foreign currency future contracts in certain respects. Unlike futures contracts, forward contracts:
(i)do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
(ii)are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded
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only on exchanges (typically exchanges regulated by the U.S. Commodity Futures Trading Commission (“CFTC”));
(iii)do not require an initial margin deposit; and
(iv)may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.
Options on Securities. The Fund may purchase and write (sell) call and put options on equity securities. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write such options for several reasons, including as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.
A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The Fund may also purchase options to replicate a securities position or for other purposes. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
The Fund’s options transactions will be subject to limitations established by the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
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General Limitations on Futures, Swaps and Options Transactions. The regulation of futures, swaps and options transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund achieving its investment objective.
Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.
The SEC has proposed a new rule that would limit the ability of mutual funds to use futures, swaps, options transactions, and other derivative instruments. The proposed rule and related proposed rule changes, if adopted as proposed, would also implement new asset segregation and reporting requirements with respect to derivatives. If adopted, the new rule could prevent the Fund from executing its investment strategy, increase compliance and reporting costs, and prevent the Fund from achieving its investment objective.
Leverage
The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio, could compound other risks of the Fund, and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the potential return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. If this premise is correct with respect to a particular investment, the Fund would benefit from an incremental return. However, if the differential between the return on the Fund’s investments and the cost of leverage were to narrow or result in loss, the incremental benefit would be reduced, eliminated or result in loss. Furthermore, if long-term rates rise, the net asset value of the Fund’s shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund’s portfolio. This, in turn, may result in greater volatility of the net asset value of Fund shares.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s net assets and return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund’s net assets and return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. The use of leverage is considered to be a speculative investment practice and may result in losses.
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Reverse Repurchase Agreements Risk
The Fund may use of reverse repurchase agreements as a form of leverage. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an implied interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable or unwilling to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess collateral to cover the Fund’s obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received. In addition, many reverse repurchase agreements are short-term in duration (often overnight), and the counterparty may refuse to “roll over” the agreement to the next period, in which case the Fund may temporarily lose the ability to incur leverage through the use of reverse repurchase agreements and may need to dispose of a significant portion of its assets in a short time period.
Terrorism/Market Disruption Risk
Due to terrorist threats and global political unrest, the U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the terrorist threats and unrest have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Additionally, continued global political unrest could have significant adverse effects on the U.S. economy, the stock market and world economies and markets in general. Uncertainty surrounding retaliatory strikes may affect the operations of companies in the Energy Industry in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terrorism. The Fund cannot predict the effects that any future terrorist attacks could have on the U.S. and world economies, or the net asset value of Fund shares.
Initial Public Offerings
To the extent consistent with its investment policies and limitations, the Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline,
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which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund cannot guarantee continued access to IPOs.
Cybersecurity Risks
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third party service providers (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.
Brexit Risk
The United Kingdom (the “UK”) left the European Union (the “EU”) on January 31, 2020 (known as “Brexit”), and entered an 11-month transition period during which the UK effectively remained in the EU’s customs union and single market. The UK left the EU single market and customs union on December 31, 2020, at the end of the transition period. The UK and the EU have entered into a trade agreement that governs the new relationship between the UK and the EU with respect to trading goods and services, but critical aspects of this relationship remain unresolved and subject to further negotiation and agreement. The full scope and long-term consequences of Brexit are difficult to predict. The uncertainties surrounding and consequences of Brexit could adversely impact the economies of the UK and the EU, as well as the broader global economy, which could have an adverse effect on the value of the Fund’s investments.
Redemption Risk
It is anticipated that a relatively small number of the Fund’s investors could hold a substantial portion of the Fund’s outstanding shares. As such, a redemption of some or all of the Fund shares held by such investors could (i) force the Fund to liquidate securities in its portfolio at inopportune times, (ii) disrupt the Fund’s ability to pursue its investment objectives, or (iii) reduce economies of scale and increase the Fund’s per share operating expenses.
In addition, certain of the Fund's investors may be required to redeem their entire holdings in the Fund (which could be substantial) in the event that, among other things, the Fund does not comply with the investment policies stated in its Prospectus or this SAI or the Manager is replaced by another investment adviser. Such a redemption could result in the dissolution of the Fund in addition to the consequences described in the immediately preceding paragraph.
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Temporary Defensive Positions
In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash, cash equivalents, or fixed-income securities (including U.S. Government and agency obligations). The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.
INVESTMENT RESTRICTIONS
The Fund has adopted certain fundamental investment limitations that are set forth below.
The Fund may:
(1)Borrow money, lend, or issue senior securities to the fullest extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission (“SEC”), as such statute, rules, regulations or orders may be amended from time to time.
(2)Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time, except that the Fund will concentrate its investments in the Energy Industry (as defined below). Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.
(3)Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.
(4)Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.
Notwithstanding any fundamental investment restriction or other limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.
The foregoing fundamental restrictions and limitations (other than with respect to borrowing, as discussed below) will apply only at the time of purchase of the securities or the consummation of a transaction, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities or consummation of a transaction. The foregoing fundamental investment restrictions cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote of the lesser of: (A) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (B) more than 50% of the Fund’s shares.
The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent
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with, the 1940 Act. Certain relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As such, these limitations of the 1940 Act will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). In the event that borrowings exceed one-third of the value of the Fund’s total assets less liabilities (other than liabilities representing senior securities), the Fund will be required, within three days (not including Sundays and holdings) thereafter or such longer period as the SEC may prescribe by rules or regulations, to reduce the amount of its borrowings to such an extent that the Fund’s borrowings do not exceed one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by the Fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. The Fund may use borrowed money for any purpose permitted by the 1940 Act.
The 1940 Act restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund’s investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which could expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies.
The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, dollar rolls, futures contracts, short sales, or the writing of options on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering the obligations, such instruments will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
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Fundamental Investment Restriction (2). “Concentration” is interpreted under the 1940 Act to mean investment of 25% or more of the Fund’s total assets in a single industry. If a fund “concentrates” its investments in a particular industry, investors are exposed to greater risks because the fund’s performance is largely dependent on that industry’s performance.
The Fund will concentrate its investments in the Energy Industry (as defined below), and the risks of such concentration are described in the Prospectus. For purposes of this fundamental policy, the “Energy Industry” means enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources.
Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.
Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), swaps, options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Fund would make such investments, other than the use of futures contracts or related options, swaps, options, and forward contracts, as explained in the Prospectus and this SAI. The Fund, however, may consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs.
The Fund is diversified, as “diversified” is defined under the 1940 Act and cannot change its diversified status without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. In general, the Fund is “diversified” under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and (ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the Fund and 10% or less of the outstanding voting securities of such issuer.
MANAGEMENT OF THE FUND
BOARD LEADERSHIP STRUCTURE AND OVERSIGHT
The following provides an overview of the leadership structure of the Board of Trustees of the Trust (the “Trustees” or the “Board”) and the Board’s oversight of the risk management process of the Fund. The Board consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Board has determined that, in light of the small size of the Board and Fund complex, the functions typically performed by the chairman of the Board were not necessary, and, as a result, the Board has not designated a chairman. Each of the two standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” below in this SAI. Both standing Committees have as members all of the Independent Trustees. In connection with each of the Board’s regular meetings, the Independent Trustees generally meet separately from EIP with their legal counsel and with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.
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The Fund has retained EIP as the Fund’s investment adviser. EIP provides the Fund with investment advisory services and is responsible for day-to-day management of the Fund’s portfolio and for managing the risks that arise from the Fund’s investments. Employees of EIP serve as President, Treasurer, Chief Compliance Officer, and Secretary of the Fund. The Board provides oversight of the services provided by EIP, including the risk management services. In addition, to the extent applicable, each Committee of the Board provides oversight of EIP’s risk management services with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Independent Trustees also meet periodically with counsel to the Independent Trustees and the Fund’s Chief Compliance Officer to review reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.
TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND
The Fund’s officers, under the supervision of the Board, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. The address of each Trustee and officer is c/o EIP Investment Trust, 10 Wright Street, Westport, Connecticut 06880. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust’s Second Amended and Restated Declaration of Trust or the Amended and Restated Bylaws, the President and the Treasurer shall hold office until his resignation has been accepted by the Trustees or until his respective successor shall have been duly elected and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified. All other officers shall hold office at the pleasure of the Trustees.

Name and Month of Birth	Additional Office(s) of the Fund Held by Trustee	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Trustee who is considered an “Interested Person” of the Fund (“Interested Trustee”)
James J. Murchie(1) Born: 11/1957	President	Since July 2006	Principal, President and Chief Executive Officer, Energy Income Partners, LLC (since 2006)	1	None
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Name and Month of Birth	Additional Office(s) of the Fund Held by Trustee	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Independent Trustees
Arnold M. Reichman Born: 05/1948	None	Since February 2015	Co-Founder and Chief Executive Officer, Lifebooker, LLC (an e‑commerce company) (2007 - 2016)	1	Chairman of the Board of the RBB Fund, Inc. (an open-ended management investment company operating 27 portfolios) (since 1995)

Salvatore Faia Born: 12/1962	None	Since December 2005	President and Chief Executive Officer, Vigilant Compliance, LLC (investment management compliance company) (since August 2004)	1	None
(1)Mr. Murchie is deemed an “interested person” (as that term is defined in the 1940 Act) of the Fund due to his position as President and CEO of the Manager and President of the Fund.

Name and Month of Birth	Position(s) and Office(s) with the Fund	Length of Time Served	Principal Occupations During Past 5 Years
Additional Officers of the Fund
Bruno T. Dos Santos Born: 1/1980	Treasurer, Chief Financial and Accounting Officer	Since January 2019	Controller (since 2017) Energy Income Partners, LLC; Controller, Archstone Partnerships (2012 to 2017)
Nandita Hogan Born: 12/1971	Chief Compliance Officer, Chief Legal Officer and Anti-Money Laundering Compliance Officer, and Secretary	Since December 2015	Chief Compliance Officer (since 2015) and Compliance Manager (2014 to 2015), Energy Income Partners, LLC
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
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In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:
Salvatore Faia
Mr. Faia has extensive experience with mutual funds, investment advisers, hedge funds, broker dealers, and the investment management industry. In addition to his significant experience as an attorney addressing legal issues related to the 1940 Act and the Investment Advisers Act of 1940, as amended, he is a Certified Public Accountant, a Certified Fraud Examiner, and holds various FINRA securities licenses. Mr. Faia is the president and founder of Vigilant Compliance Services, a full-service compliance firm serving mutual funds, investment advisers and the investment industry. Mr. Faia serves as Chief Compliance Officer and president for select mutual funds and investment advisers. He was previously a partner at a national law firm in Philadelphia, where he was a part of its Securities and Investment Management Group.
James J. Murchie
Mr. Murchie has extensive executive experience in the investment management industry. He is the President and portfolio manager of the Fund and is a Principal of the Fund’s adviser, EIP. He previously served as a Principal at Pequot Capital Inc. and several other investment advisory firms, where he specialized in energy-related securities. Mr. Murchie has served on the board of Clark Refining and Marketing Company and as president and treasurer of the Oil Analysts Group of New York.
Arnold M. Reichman
Mr. Reichman has extensive experience in the investment management industry as well as senior executive-level management experience. He previously served as Senior Managing Director and Chief Operating Officer of Warburg Pincus LLC, a leading global asset management firm, in addition to management roles at several other financial institutions. He also serves as Chairman of the Board of Directors for The RBB Fund, Inc.
COMMITTEES
The Board of Trustees of the Fund has three standing committees, the Audit Committee, the Valuation Committee, and the Nomination and Compensation Committee.
The Audit Committee is responsible for (i) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) reviewing such aspects of the operations of the Fund as the Audit Committee or the full Board shall deem appropriate; (iv) acting as liaison between the Fund’s independent auditors and the full Board of Trustees; (v) participating in, as appropriate, pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, the Fund’s “reporting up” compliance process for attorneys appearing and practicing before the Securities and Exchange Commission in the representation of the Fund, as such process is implemented by the Fund’s Chief Legal Officer; (vi) holding scheduled meetings on a semi-annual basis in order to conduct such Audit Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and (vii) submitting minutes of such meetings to the full Board on a regular basis. Mr. Faia and Mr. Reichman are the members of the Audit Committee. Mr. Reichman was elected to the Audit Committee in February 2015. During the fiscal year ended October 31, 2020, the Audit Committee met four times.
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The Valuation Committee is responsible for (i) periodically reviewing the Fund’s valuation procedures and recommending any amendments to the Board, and (ii) reviewing and approving or ratifying methodologies followed by the Manager to determine the fair values of Fund portfolio securities. Mr. Faia and Mr. Reichmann are Members of the Valuation Committee. During the fiscal year ended October 31, 2020, the Valuation Committee did not meet.
The Nomination and Compensation Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as Trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees are to be elected, (iii) considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval, and (iv) considering and evaluating nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. In addition, the Nomination and Compensation Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Trust to Board Members (the “Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2 (a)(19) of the 1940 Act. Mr. Faia is a member of the Nomination and Compensation Committee. The Nomination and Compensation Committee did not meet during the fiscal year ended October 31, 2020.
A shareholder must follow the following procedures in order to properly submit a recommendation for a Trustee nominee for the Committee’s consideration:
1)The shareholder must submit any such recommendation in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.
2)The shareholder recommendation must include:
(a)a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination;
(b)the written and manually signed consent of the candidate to be named as a nominee and to serve as a trustee if elected;
(c)the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and
(d)a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.
In addition, the Nomination and Compensation Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of trustees.
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As of August 1, 2020, the Fund pays each Independent Trustee an annual retainer of $35,000, which includes compensation for all regular quarterly board meetings and regular committee meetings. Prior to September 30, 2020 each Independent Trustee annual retainer was $25,000. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,250 and $400 are paid to Independent Trustees for special in-person board or non-regular committee meetings and telephonic board or non-regular committee meetings, respectively.
The following table sets forth the compensation paid by the Fund to each of the Trustees during the fiscal year ended October 31, 2020. The Fund has no retirement or pension plans.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM FUND
Interested Trustee
James J. Murchie*	None
Independent Trustees
Arnold M. Reichman	$27,500
Salvatore Faia	$27,500
*Mr. Murchie is deemed an “interested person” (as that term is defined in the 1940 Act) of the Fund due to his positions as President and CEO of the Manager and President of the Fund.
The Fund has no employees. The Fund’s officers receive no compensation from the Fund.
BENEFICIAL OWNERSHIP OF FUND SHARES
Beneficial ownership in Fund shares reflected in the tables below titled “Trustee Beneficial Ownership of Fund Shares” and “Control Persons and Principal Holders of the Fund” was determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund as of December 31, 2020:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Interested Trustee
James J. Murchie*	Over $100,000
Independent Trustees
Arnold M. Reichman	None
Salvatore Faia	Over $100,000
As of December 31, 2020, the Trustees and officers of the Fund owned approximately 1.5% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND
As of February 1, 2021, the following persons owned of record or were known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

Shareholder	% of Class I
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	41.1%
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Shareholder	% of Class I
The Hollyhock Foundation Inc 55 E. 59th Street, Suite 15 New York, NY 10022-1112	28.7%
Mac & Co 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	12.6%
Northern Trust Company FBO Oregon State University Foundation PO Box 92956 Chicago, IL 60675-2956	5.5%

Shareholder	% of Investor Class
Charles Schwab & Co. Inc. FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	49.8%
Willie H. Johnson c/o EIP Investment Trust 10 Wright Street Westport, Connecticut 06880	33.5%
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	15.0%
Any person owning more than 25% of the outstanding shares of the Fund may be deemed to be a “control person” of the Fund under the federal securities laws. Through the exercise of voting rights with respect to shares of the Fund, such an investor may be able to determine the outcome of shareholder voting on matters, including Fund policies for which approval of shareholders of the Fund is required.
REDEMPTIONS IN-KIND
The Fund does not intend to redeem shares in any form except cash.
The Trust has filed an election under SEC Rule 18f-1 committing the Fund to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets during any 90-day period).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). Accordingly, if the value of Fund shares you redeem during any 90-day period exceeds the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund may pay your redemption proceeds in the form of securities from the Fund’s portfolio instead of cash. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value per share for the shares being sold.  If you receive a distribution in-kind, you would incur brokerage or other charges in converting the securities to cash.  A redemption, whether in cash or in-kind, is a taxable event for you.
INVESTMENT ADVISER
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Manager (the “Advisory Agreement”), the Manager shall act as investment adviser to the Fund and as such shall
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furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust’s Second Amended and Restated Declaration of Trust, dated July 31, 2006, and the Amended and Restated Bylaws, each as amended from time to time, to the provisions of the 1940 Act and the rules, regulations and orders thereunder and to the Fund’s then-current Prospectus and SAI. The Manager also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to the Fund’s portfolio securities in accordance with the Manager’s policies and procedures as presented to the Trustees of the Trust from time to time. The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations thereunder.
The Advisory Agreement also provides that the Trust shall indemnify to the fullest extent permitted by law out of the assets of the Fund each of the Manager and all of its shareholders, officers, management committee members, employees and affiliates (and their members) (each such entity or person hereinafter referred to as a “Adviser Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Adviser Covered Person in connection with the defense or disposition of any action, suit or other proceeding (including, without limitation, investigations), whether civil or criminal, before any court or administrative or legislative body, in which such Adviser Covered Person may be or may have been involved as a party or otherwise or with which such Adviser Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under this Agreement, except with respect to any matter as to which such Adviser Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Adviser Covered Person’s action was in the best interests of the Fund, and except that no Adviser Covered Person shall be indemnified against any liability to which such Adviser Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, fraud or reckless disregard of the Adviser Covered Person’s obligations and duties. Expenses, including counsel fees so incurred by any such Adviser Covered Person, may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Advisory Agreement.
For providing such services, the Fund will pay to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund. Such fee shall be payable for each month within five business days after the end of such month.
The table below sets forth the advisory fees paid by the Fund, as well as any fee waiver and expense reimbursement, for the fiscal years shown below:

	Gross Advisory Fee	Expenses Reimbursed and Advisory Fees Waived	Advisory Fees Recouped	Net Advisory Fees Paid
Fiscal Year Ended October 31, 2018[1]	$809,209	($224,030)	N/A	$585,179
Fiscal Year Ended October 31, 2019	$1,530,079	($237,016)	N/A	$1,293,063
Fiscal Year Ended October 31, 2020	$1,422,175	($217,632)	N/A	$1,204,543
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1    The Fund had a fiscal year end change from December 31 to October 31 in 2018. The period shown represents the ten months ended October 31, 2018.
Energy Income Partners, LLC, the Fund’s manager, contractually has agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees or fees under the Administrative Services Plan; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.25% of average daily net assets through February 28, 2022. Any waiver or reimbursement by Energy Income Partners, LLC is subject to repayment by the Fund in the three years following the date the particular waiver or reimbursement is due; provided that the Fund is able to make the repayment without exceeding the 1.25% expense limitation (or, if lower, any applicable expense limitation then in effect). This expense cap may not be terminated prior to this date except by the Board of Trustees.
James J. Murchie, an affiliate of the Fund by virtue of his position as an officer and Trustee of the Fund as identified above, is presumed to control the Manager by account of his beneficial ownership of the outstanding voting securities of the Manager.
EIP serves as an investment adviser to registered investment companies, private funds, and separately managed accounts for high net worth individuals and institutions. It also serves as the investment sub-adviser to closed end funds, actively managed exchange-traded funds, and a sleeve of series of a variable insurance trust. In addition, EIP provides investment advice in the form of a model portfolio to unified managed accounts and on a consultative basis to other clients.
Portfolio Managers
James Murchie, Eva Pao and John Tysseland, as the Fund’s portfolio managers, share primary responsibility for the day-to-day management of the Fund’s portfolio.
The portfolio managers also have responsibility for the day-to-day portfolio management of funds and accounts other than the Fund (the “Other Clients”). The advisory fees received by EIP in connection with the portfolio management of the Fund’s investment portfolio are not based upon the performance of the Fund. Information regarding the Other Clients as of October 31, 2020 is set forth below.

James Murchie Category	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	8	$2,763 million	0	0
Other pooled investment vehicles	2	$114 million	2	$114 million
Other accounts	243	$717 million	0	0
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Eva Pao Category	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	8	$2,763 million	0	0
Other pooled investment vehicles	2	$114 million	2	$114 million
Other accounts	243	$717 million	0	0

John K. Tysseland Category	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	8	$2,763 million	0	0
Other pooled investment vehicles	2	$114 million	2	$114 million
Other accounts	243	$717 million	0	0
The Portfolio Managers also provide portfolio management by way of providing a model to the Unified Managed Accounts; those accounts and the associated assets under management are not provided above.
The portfolio managers may have conflicts of interest in managing the Fund and the Other Clients, which may invest in the same or similar securities as the Fund. For example, the portfolio managers may have conflicts of interest in allocating their time and activity between the Fund and the Other Clients. The portfolio managers may at times give advice or take action with respect to the Other Clients, including the Manager’s proprietary accounts, that differs from the advice given with respect to the Fund because of, among other things, differences between the Fund’s and the Other Clients’ investment policies, tax ramifications and risk constraints. Except as described below, to the extent a particular investment is suitable for both the Fund and Other Clients, such an investment will be allocated between the Fund and the Other Clients in a manner which the Manager determines in its sole discretion is fair and equitable under the circumstances to all clients, including the Fund.
The Manager may purchase or sell the same security for more than one client account simultaneously to achieve more efficient execution. These accounts may include separately managed accounts and funds in which the Manager, its affiliates and/or employees have a financial interest including the Manager’s proprietary accounts. In such circumstances, no client or fund will be favored over any other client and all clients whose orders were aggregated and executed with a particular broker during a day will generally receive an average share price and pay the same commission rates, share any brokerage costs or other expenses of the order on a pro rata basis, based on order size. All aggregated orders will generally be allocated according to the designations made by the Manager of such client accounts. Client orders partially filled will be allocated pro rata in proportion to each such client’s original order, except that where it is not meaningful to allocate a small number of securities among the accounts participating in the transaction on a pro rata basis, the Manager may allocate such securities to less than all of the participating accounts in a manner determined in good faith to be a fair and equitable allocation over time. Clients that restrict the Manager from utilizing certain broker-dealers to effect securities transactions on their behalf may not always be able to participate in an aggregated order.
From time to time, the Manager may be allocated the opportunity to purchase securities in public offerings expected to be heavily over-subscribed. These allocations may be offered to the Manager in part as a result of its past usage of various brokerage firms. The Manager may allocate securities purchased in
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these offerings to client accounts based on a number of factors, including the percentage of commissions previously generated by such client account and such client’s investment objectives and strategies. In such circumstances, clients with investment objectives favoring active trading will generally receive a higher percentage of those issues than those clients with investment objectives that result in relatively less active trading.
Other clients of the Manager and its affiliates may purchase and sell, and even sell short, securities held by the Fund. The Manager from time to time may determine that it is in the best interests of the Fund to direct that securities be purchased for or sold from the Fund to or from other investment advisory clients of the Manager. The Manager may enter into these transactions to “rebalance” the Fund’s portfolio positions following contributions to or redemptions from the Fund or otherwise as the Manager determines is in the best interests of the Fund. All such transactions will be effected in a manner consistent with the 1940 Act. Such transactions will not involve restricted securities or securities for which market quotations are not readily available. While the Manager will not receive any compensation for these transactions, a third-party broker may receive a commission for executing and clearing the transactions.
The Manager routinely comes into possession of non-public information concerning specific issuers. Under applicable securities laws, this limits the Manager’s flexibility to buy or sell securities issued by such issuers. The Fund’s investment flexibility may be constrained as a consequence of the Manager’s inability to use such information for investment purposes.
The Manager believes the above conflicts are mitigated because it has written policies and procedures regarding trade aggregation and allocation that address the fair and equitable treatment of all accounts. The portfolio managers are obligated to adhere to these policies and procedures in their management of the Fund and the Other Clients. In addition, the Manager’s compliance department monitors conflicts that may arise in managing the Fund and the Other Clients, including reviewing trade allocations and performance data of the Fund and the Other Clients.
The following summarizes the structure of and methods used to determine the compensation of each of the portfolio managers identified in the table above, who share primary responsibility for the day-to-day management of the Fund’s portfolio:
Base Salary. A competitive fixed base salary is paid to each portfolio manager, based on his or her experience and responsibilities, individual contributions to the firm and contributions to the performance of the Fund and the Other Clients. The Manager regularly reviews the portfolio managers’ salaries in comparison with industry standards to ensure that such salaries remain competitive.
Annual Bonus and Other Compensation. In addition to base salary, the Manager also may, at its discretion, give year-end bonuses to the portfolio managers, based upon factors which may include the Manager’s overall performance, the portfolio manager’s contributions to the Manager’s business and/or the Fund and the Other Clients and other related factors. Profit-sharing opportunities for the portfolio managers are determined by the Manager annually, based on the same criteria as the bonus payment. The Manager does not follow established guidelines in determining the profit-sharing percentages; however, the portfolio managers receive a fixed percentage share of the Manager’s net profit generated by services performed for the Fund and the Other Clients. The Manager does not receive fees based on performance from the Fund.
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PORTFOLIO MANAGER BENEFICIAL OWNERSHIP OF FUND SHARES
The following table shows the dollar range of equity securities of the Fund beneficially owned (as determined in accordance with Rule 16a-1(a)(2) under the Exchange Act) as of October 31, 2020, by the Fund’s portfolio managers:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Murchie	Over $1,000,000

Eva Pao	$100,001 - $500,000

John Tysseland	$100,001 - $500,000
CODE OF ETHICS
The Fund and the Manager have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
PROXY VOTING POLICY AND PROCEDURES
The Fund has adopted a proxy voting policy and procedures that seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund. A copy of the Fund’s proxy voting policy and procedures is attached as Appendix B to this SAI.
Information regarding how the Fund voted proxies for securities held by the Fund for the twelve months ended June 30 of each year will be available without charge, upon request, by calling (203) 349-8232 (collect) or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information.
The Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities.
The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Fund’s website. The Fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, the Fund file reports of portfolio holdings on Form N-PORT within 60 days after the end of each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain Fund Form N-CSR filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N‑CSR filings are available upon filing, and information reported on Form N-PORT filings for the third month of the first and third fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.
Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or to the Fund’s administrator, U.S. Bancorp Fund Services, LLC and its affiliates that provide services to the Fund. In addition, the Manager may distribute
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(or authorize the Fund’s administrator or custodian to distribute) Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), to other parties, who for legitimate business reasons require access to such information, such as firms that provide leverage or are derivatives counterparties to the Fund, and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Manager believes is reasonably necessary in connection with the services to be provided by the parties receiving the information.
Before any disclosure of Confidential Portfolio Information to Service Providers, Rating Agencies or other parties is permitted, the Manager’s Chief Compliance Officer or Chief Executive Officer (or persons designated by the Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the Fund. Furthermore, the receipt of Confidential Portfolio Information by a Service Provider, Rating Agency or other party must be subject to a written confidentiality agreement. The frequency with which the Confidential Portfolio Information will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reasons therefore.
The Manager’s Chief Compliance Officer or Chief Executive Officer has authorized disclosure of Confidential Portfolio Information on an on-going basis (generally, daily, except with respect to Deloitte & Touche LLP, Bryan Cave Leighton Paisner LLP and Deloitte Tax LLP, which receive such information annually and as necessary in connection with the services they provide to the Fund) to the following entities that provide on-going services to the Fund in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
U.S. Bank N.A.	Custodial services
U.S. Bancorp Fund Services, LLC	Accounting and Administrative services
Deloitte & Touche LLP	Independent registered public accounting firm
Institutional Shareholder Services Inc. (“ISS”)	Proxy service provider
Bryan Cave Leighton Paisner LLP	Fund Counsel
Deloitte Tax LLP	Tax Services
Other pooled investment vehicles that are advised by the Manager may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board exercises control over such policies or disclosure. Some of the pooled investment vehicles that are advised by the Manager have investment objectives and strategies that are substantially similar or identical to the Fund, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Fund. The Fund and the Manager may not receive any compensation or other consideration for disclosing the Confidential Portfolio Information.
Exceptions to these procedures may only be made if the Trust’s President and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Fund and if the recipients are subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees. The Manager shall have primary responsibility for ensuring that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Manager must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Trust’s Chief Compliance Officer
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shall confirm at least annually that the Manager’s procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings and shall report any unaddressed deficiencies with such procedures and/or processes to the Board of Trustees.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the supervision of the Board of Trustees, the Manager is authorized to make all decisions as to which securities are bought and sold for the Fund, the amount and price of those securities and the selection of and commissions paid to brokers. In selecting brokers or dealers to execute transactions, the Manager need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. It is not the Manager’s practice to negotiate “execution only” commission rates; thus, clients may be deemed to be paying for other services, including Research (as defined below), provided by the broker which are included in the commission rate. In determining which broker-dealer generally provides the best available price and most favorable execution, the Manager considers a totality of circumstances, including the broker-dealer’s research capabilities and the success of prior research recommendations (including private equity financings), ability to execute difficult trades (possible market impact, size of the order and market liquidity), commitment of capital, access to new issues, nature and frequency of sales coverage, depth of services provided, including economic or political coverage, arbitrage and option operations, back office and processing capabilities, financial stability and responsibility, reputation, access to markets, confidentiality, commission rate, responsiveness to the Manager and the value of research and brokerage and research products and services (collectively “Research”) provided by such brokers.
In all cases, Research is limited to the types of research contemplated by Section 28(e) of the Exchange Act. To the extent required by applicable law, the Manager will comply with the “safe harbor” of Section 28(e) of the Exchange Act with respect to its receipt and use of Research. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager’s clients, including the Fund. Services received from a broker or dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.
During the fiscal years ended October 31, 2018, October 31, 2019, and October 31, 2020, the Fund paid aggregate brokerage commissions of $140,738, $127,326, and $228,348 respectively. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Fund’s portfolio managers in response to market conditions and are not reflective of a material change in investment strategy.
Of the amount of aggregate brokerage commissions paid during the 2020 fiscal year, $48,212 of such broker commissions were paid by the Fund to brokers who provide research services or other services to EIP and its affiliates. The total dollar amount of the transactions pursuant to which such brokerage commissions were paid was $57,886,518.
As of October 31, 2020, the Fund held no securities of the Fund’s regular broker-dealers.
DESCRIPTION OF THE TRUST
The Fund is currently the sole series of the Trust, a Delaware statutory trust organized on December 9, 2005, pursuant to a Declaration of Trust which was amended and restated on December 13, 2005 and further amended and restated on July 31, 2006. Prior to July 31, 2006, the Trust was named the Pequot Investment Trust and the Fund was named Pequot Growth and Income Fund. The Trust has authorized
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capital of unlimited shares of beneficial interest with a par value of $0.01, which may be issued in more than one class or series. The Board of Trustees may, without shareholder approval, designate additional series. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences or relative rights and privileges as the Trustees may determine. The Fund currently offers two classes of shares, Investor Class shares and Class I shares
As determined by the Trustees without the vote or consent of shareholders (except as required by the 1940 Act), on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees have established that each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional Share) in U.S. dollars determined at the close of business on the record date.
Shares of all series and classes will vote together as a single class on all matters except (i) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.
Fund shares do not have preemptive or other rights to subscribe to any additional shares or cumulative voting rights in the election of Trustees, and none of the Fund’s shares have any preference to conversion, exchange, dividends, distributions, retirements, liquidation, redemption, or any other feature. Fund shares are entitled to dividends as declared by the Trustees.
Under Delaware law, the Fund is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Fund shareholders.
The Second Amended and Restated Declaration of Trust provides that shares of the Fund shall be transferable on the books of the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees.
The Second Amended and Restated Declaration of Trust disclaims liability of the Trustees, officers and shareholders of the Fund for acts or obligations of the Fund which are binding only on the assets and property of the Fund. The Second Amended and Restated Declaration of Trust provides for indemnification of the Fund’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Fund. The risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Fund’s obligations and this risk, thus, should be considered remote.
COSTS AND EXPENSES
The Fund will pay all of its own expenses incurred in its operations, including, without limitation: the Fund’s advisory fees payable to the Manager; any fees payable to third parties for monitoring compliance with the Fund’s investment policies; compensation of the Independent Trustees, but not Trustees who are “interested persons” of the Fund; governmental fees; interest charges; taxes; membership dues in the
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Investment Company Institute allocable to the Fund; fees and expenses of the Fund’s independent registered public accounting firm, of legal counsel, of the Fund’s administrator, accounting agent and transfer agent; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian of the Fund for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start-up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the members of the Board of Trustees and officers with respect thereto; expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of the Prospectus for such purposes (except to the extent that any distribution agreement to which the Trust is a party provides that another party is to pay some or all of such expenses); interest and commitment fees on debit balances or borrowings of the Fund, including any reverse repurchase agreements, mark-ups, mark-downs and spreads on securities and other transactions, borrowing charges on investments sold short and custody fees, the costs of any liability insurance obtained on behalf of the Fund, or a Trustee or officer of the Fund; and any extraordinary expenses.
TAX MATTERS
Certain U.S. Federal Income Tax Considerations
The following U.S. federal income tax discussion is based on the advice of Bryan Cave Leighton Paisner LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.
The Tax Cuts and Jobs Act enacted in 2017 (the “Act”), as amended by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in 2020, imposes a limitation on the deduction for “business interest” expense of certain taxpayers, including the Fund, if the average annual gross receipts of the taxpayer for the three year period ending with the immediate prior tax year exceed $25 million. Final Treasury Regulations (T.D. 9905) and (T.D. 9943) with respect to certain aspects of the law were published in the Federal Register on September 14, 2020, and January 19, 2021, respectively, and will apply to the Fund’s determination of any interest deduction limitation. The interest deduction limitation, in general, as applied to the Fund, would be the sum of the Fund’s “business interest income” plus 30% of the Fund’s “adjusted taxable income” (the 30% is increased to 50% for taxable years beginning in 2019 and 2020). Adjusted Taxable Income generally equals taxable income of the Fund computed without regard to business interest expense and business interest income, depreciation and amortization. Any disallowed interest expense can be carried forward indefinitely to a taxable year when the Fund’s interest expense does not exceed the 30% limit. The Fund has yet to finalize its computation of taxable income for 2020 and the impact of this limitation on the Fund. The Fund could be required to make additional distributions using funds from sources other than its net income to maintain its status as a regulated investment company (“RIC”), or limit its borrowings in order to avoid the deferral of any deduction for
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interest expense incurred by the Fund, either of which could result in adverse after-tax or other consequences to the Fund and its shareholders.
It is possible that other provisions in the Act may affect the federal income tax consequences to the Fund and its shareholders or affect the manner in which the Fund conducts its activities. No assurances can be given that the Act will not affect the tax consequences to the Fund and its shareholders or the manner in which the Fund conducts its activities. Many of the Act’s provisions are subject to future IRS interpretation or case law which could also have the effects set forth above.
Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
(a)derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and
(c)diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (A) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (B) in the securities of one or more qualified publicly traded partnerships (as defined below).
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d) (or is "grandfathered" for purposes of partnership treatment), and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. The Fund expects that its investments in MLPs will generally be treated as interests in qualified publicly traded partnerships. Although in general the passive loss rules of the Code do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Accordingly, tax losses from one of the Fund’s MLP investments generally will not reduce the Fund’s taxable income from its other MLP and non-MLP investments, including in determining the amount that the Fund must distribute each year in order to maintain RIC status and avoid entity-level tax.
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In addition, for purposes of the diversification requirements described in paragraph (c) above, the term “outstanding voting securities of an issuer” will include the equity securities of a qualified publicly traded partnership. Moreover, in some cases, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment and may be uncertain under current law. Accordingly, an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in paragraph (c) above.
The Fund is permitted to have up to 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Because of the nature of the Fund’s investment objectives and strategies, including the intended use of leverage, the IRS could take the position that the 25% limitation is not satisfied, even though the Fund will limit its investments in MLPs to 25% or less than the value of its total assets. If the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
If the Fund were to fail to satisfy the income, distribution or diversification tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the right to cure a failure was not available to the Fund, or the Fund otherwise failed to implement the required cure, for any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions made by the Fund, to the extent of the Fund’s earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In such case, some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and reduced rates of taxation as qualified dividend income in the case of individual shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying to be taxed under the special tax rules applicable to a RIC.
Regardless of whether the Fund qualifies as a RIC, the Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
The remainder of this discussion assumes that the Fund qualifies as a RIC for U.S. federal tax purposes.
The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) quarterly and any net capital gain (i.e. the excess, if any, of net long-term capital gains over net short-term capital losses) at least annually. If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. To the extent the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders. Each shareholder will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to a credit for their proportionate share of the taxes paid by the Fund on such undistributed amount against his, her or their federal income tax liability. A shareholder may be entitled to claim a refund on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The
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Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carry-forwards.
If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carry-forward losses will retain their character as short-term or long-term.
The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain shifts in the ownership of more than 50% of the Fund’s stock by one or more shareholders owning or treated as owning 5% or more of the stock of the Fund over a specified period of time (normally 3 years) referred to as a testing period. See the Fund’s most recent annual shareholder report for information regarding the amount of the Fund’s available capital loss carryforwards (if any).
The Fund has a tax year end of October 31.
Taxable income and capital gains are determined in accordance with U.S. federal income tax rules, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences as to the recognition of income or gain and the claiming of deductions or losses, and differing characterization of distributions made by the Fund.
Permanent book and tax accounting differences relating to the tax year ended October 31, 2020 have been reclassified to reflect an increase in distributable earnings and a decrease in paid in capital of $7,238,863. These differences are primarily due to passive loss limitations, pass through taxable income from investments, swap character reclasses and the expiration of capital loss carryforwards. Net assets were not affected by this reclassification.
Capital Loss Carryforward: As of October 31, 2020, capital losses of $15,501,906, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code. During the tax year ended October 31, 2020, the Fund realized capital losses of $13,049,249 that will be carried forward indefinitely.
If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss
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on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (which, as noted above, is the excess, if any, of net long-term capital gains over net short-term capital loss, in each case with reference to any loss carry-forwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Net capital gain will not include gain from the sale of MLPs to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss) will be taxable to shareholders as ordinary income. Gain on the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will not be reduced by the Fund’s capital losses and distributions attributable to such gain will be taxable as ordinary income.
A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
Distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Fund and the shareholder level.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company, or a surrogate foreign corporation as defined in Section 7874(a)(2)(B) of the Code. Fund dividends representing distributions of interest income and capital gains or distributions from entities that are not corporations for U.S. tax purposes (such as MLPs) cannot be reported as qualified dividend income and will not qualify for the reduced rates.
In general, dividends of net investment income (but not capital gains dividends) received by corporate shareholders of the Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent those dividends are properly reported as being attributable to the amount of qualifying dividends received by the Fund from U.S. domestic corporations and certain non-U.S. corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in
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substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally, stock acquired with borrowed funds). Furthermore, Fund dividends representing distributions of interest income and capital gains or distributions from entities that are not corporations for U.S. tax purposes (such as MLPs) will not qualify for the dividends-received deduction.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund. Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income or gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. The Fund may make distributions that will be treated as a return of capital and/or capital gain under these rules. The Fund is required to provide shareholders with a written statement accompanying any Fund distribution that includes a return of capital that notifies shareholders of the distribution’s source. Shareholders should be aware that a “return of capital” represents a return of their original investment in the Fund, and should not be confused with a distribution from the Fund’s earnings or profits. Shareholders are encouraged to carefully review any written statements accompanying a Fund distribution. The ultimate tax characterization of the Fund’s distribution made in a calendar or taxable year cannot finally be determined until after the end of calendar year or taxable year.
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits, if any, arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
If at any time the Fund has outstanding indebtedness (including through the use of reverse repurchase agreements) and the Fund does not meet applicable asset coverage requirements, it will be required to
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suspend distributions until the requisite asset coverage is restored. Any such suspension may cause the Fund to be required to pay the 4% federal, excise tax described above or corporate level income taxes, or may, in certain circumstances, prevent the Fund from qualifying as a RIC that is accorded special tax treatment under the Code.
Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent of the amount of an exempt-interest dividend has been received by the shareholder with respect to the Fund shares and the shareholder disposed of the Fund shares within six months or less after purchasing the Fund shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A redemption by the Fund of its shares will generally be treated as a sale of those shares by the shareholder. The Fund may recognize taxable income in connection with the liquidation of portfolio securities to fund redemptions or to satisfy its distribution requirements. Any such income will be taken into account in determining whether the Fund has satisfied its distribution requirements.
Upon the redemption of Fund shares, the Fund may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Fund’s Prospectus for more information.
MLP Tax Risks. The Fund’s ability to meet its investment objectives will depend in part on the distributions it receives from the securities in which it invests. The benefit the Fund derives from its investment in MLPs depends in part on the MLPs being treated as partnerships for federal income tax purposes. If, as a result of a change in current law, a successful IRS challenge under current law, or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at corporate tax rates, currently, 21%. Therefore, if an MLP were classified as a corporation for federal income tax purposes, it would reduce the amount of cash available for distribution from such MLP. Further, any distributions received from the MLP would give rise to taxable income to the Fund to the extent of the MLP’s earnings and profits. As a result, treatment of an MLP as a corporation for federal income tax purposes would reduce the after-tax return of the Fund’s investment in such MLP, which would likely reduce the net asset value of the Fund’s shares. Alternatively, if an MLP that the Fund expected to be treated as a “qualified publicly traded partnership” were instead treated as a partnership that was not a qualified publicly traded partnership for federal income tax purposes, income derived from the MLP would be treated as non-qualifying income for purposes of the 90% gross income requirement for RIC qualification described above, to the extent such income was attributable to items of income of the MLP that would be non-qualifying income if realized directly by the Fund. As a result, treatment of an MLP as a partnership that is not a qualified publicly traded partnership could bear on the Fund’s ability to qualify as a RIC.
Some amounts received by the Fund from its investments in MLPs may, if distributed by the Fund, be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs and the MLPs’ distribution policies. On the disposition of an investment in such an MLP, the Fund will, as a result of such accelerated deductions, likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in
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excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its RIC distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time.
Original Issue Discount, Payment-in-Kind Securities, Market Discount, and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount”. Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to include accrued market discount in income currently, in which case the Fund will be required to include the market discount in the Fund’s income (as ordinary income) as it accrues, thus requiring distributions of such income for RIC compliance purposes over the term of the debt security, even though payment of that amount is not received until a later time when, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund.
If the Fund holds the foregoing kinds of securities, it may be required to make an income distribution each year in an amount that is greater than the total amount of interest actually received by the Fund in cash. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.
Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
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Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such transactions may produce a difference between the Fund's book income and taxable income, may cause a portion of the Fund's distributions to constitute returns of capital for federal income tax purposes (as described above) or may increase or accelerate ordinary income distributions to shareholders. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not getting a full credit or deduction (if any) for the amount of such taxes. The Fund generally does not expect to be able to pass through foreign tax credits with respect to foreign withholding or other taxes.
The Fund expects to be subject to Canadian withholding taxes on dividends it receives from Canadian corporations in which the Fund invests.
Passive Foreign Investment Companies. The Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. Some of the Fund’s investments in Canadian corporations may be treated as equity investments in PFICs. However, the Fund may elect, in certain circumstances, to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
Swap Agreements, Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Other Derivatives. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, constructive sale, straddle, wash sale and short sale rules). These rules may accelerate recognition of income or gain to the Fund, defer losses to the
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Fund, cause adjustments in the holding periods of the Fund’s securities, or affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to the difference between (a) sum of the strike price and the option premium received by the Fund and (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 50% dividends-received deduction, as the case may be.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) and its transactions in derivative instruments may produce a difference between its book income and its taxable income. As described above, this difference may cause a portion of the Fund’s distributions to constitute returns of capital for federal income tax purposes or
36

require the Fund to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment under the Code.
Tax-Exempt Shareholders. Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situations.
Non-U.S. Shareholders. Distributions by the Fund of properly designated Capital Gain Dividends and exempt interest dividends, if any, generally will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial holder who or which is a foreign shareholder has a trade or business in the United States, and Fund dividends are effectively connected with the conduct by the beneficial holder of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. If such a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Foreign shareholders should consult their tax advisers concerning the application of these rules to their investment in the Fund.
In order to qualify for any exemptions from withholding (including backup withholding) or for lower withholding tax rates under income tax treaties, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN-E or substitute form).
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Certain Additional Withholding and Reporting Requirements.
Sections 1471-1474 of the Code, and the U.S. Treasury Regulations, rules and guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA, or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the
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rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).
While FATCA imposes a 30% withholding tax on gross proceeds of share redemptions and certain Capital Gain Dividends commencing on January 1, 2019, the Treasury Department released proposed Treasury Regulations which, if finalized in their present form, would eliminate the FATCA withholding on payments of gross proceeds. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Shareholders should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in Fund shares.
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in the case of an individual shareholder or $10 million or more in the case of a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities, including a RIC, are in many cases excepted from this reporting requirement. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
In General. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP is the Fund’s independent registered public accounting firm providing audit services and other professional accounting, auditing and advisory services when engaged to do so by the Fund. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the Fund’s annual report for the fiscal year ended October 31, 2020, are incorporated by reference into this SAI. The Fund’s annual report for the fiscal year ended October 31, 2020 was filed electronically on December 28, 2020 (File No. 811-21940).
ADMINISTRATOR, ACCOUNTING AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”) serves as the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. Global Fund Services also provides certain administrative services to the Fund, including, among other
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responsibilities, preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including the Fund’s net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
The table below sets forth the accounting and administrative services fees paid by the Fund to Global Fund Services for the fiscal years below:

2018 Fiscal Year[1]	2019 Fiscal year	2020 Fiscal year
$100,237	$161,796	$161,594
1 The Fund had a fiscal year end change from December 31 to October 31 in 2018. The period shown represents the ten months ended October 31, 2018.
Global Fund Services also provides fund accounting, transfer agency and dividend disbursing agency services to the Fund under separate agreements. The Fund pays Global Fund Services a combined fee for administration and accounting services, which is based on the average net assets of the Fund, subject to a minimum annual fee. The Fund pays separate fees to Global Fund Services for transfer agency and dividend disbursing services.
The principal business address of Global Fund Services is 615 East Michigan Street, Milwaukee, Wisconsin 53202.
CUSTODIAN
U.S. Bank, N.A. (“U.S. Bank”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212-3958, is custodian of the Fund’s investments and cash. U.S. Bank acts as the Fund’s depository, safe keeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION
Foreside Fund Services, LLC, whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the Fund’s principal underwriter pursuant to the terms of a distribution agreement (the “Distribution Agreement”). Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Foreside is not affiliated with the Fund, the Manager, or any other service provider for the Fund.
Under the Distribution Agreement with the Fund, Foreside acts as the Fund’s agent in connection with the continuous offering of Fund shares. Foreside continually distributes shares of the Fund on a best efforts basis. Foreside has no obligation to sell any specific quantity of Fund shares. Foreside and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.
Foreside may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Fund shares. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Manager, rather than Foreside, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than Foreside (as described below). These financial
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intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.
Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed in this SAI and the Fund’s Prospectus. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Fund’s Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement, or by Foreside, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that Foreside will not be liable for any loss suffered by the Trust in connection with the performance of Foreside’s obligations and duties under the Distribution Agreement, except a loss resulting from Foreside’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.
Investor Class Shares. Foreside is entitled to receive compensation from Investor Class shares pursuant to the Investor Class Distribution Plan, described below, for providing distribution-related services to Investor Class shares. Payments by Investor Class shares to Foreside pursuant to the Investor Class Distribution Plan are to compensate Foreside for distribution assistance and expenses assumed in activities intended primarily to result in the sale of Investor Class shares, including advertising, printing and mailing of prospectuses to other than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes.
Class I Shares. Foreside does not receive compensation from the Fund for its distribution of Class I shares. Rather, the Manager or its affiliates pay Foreside a fee for certain distribution-related services provided to Class I shares pursuant to the Distribution Agreement.
INVESTOR CLASS DISTRIBUTION PLAN
The Fund has adopted a distribution plan for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Investor Class Distribution Plan”). The Fund’s Prospectus describes the principal features of this plan. Below is additional information that may be of interest to investors.
The Investor Class Distribution Plan provides that the Fund will pay the Manager and/or Foreside a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares to compensate qualifying financial intermediaries (including Foreside, the Manager, and certain other financial institutions) for services or expenses incurred that are primarily intended to result in the sale of Investor Class shares, including, but not limited to, (i) compensation to selling firms and others that engage in or support the sale of Investor Class shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Investor Class shares. These fees may also be
40

used to compensate qualifying financial intermediaries (including Foreside, the Manager, and certain other financial institutions) for providing personal and account maintenance services to shareholders of Investor Class shares.
Continuance of the Investor Class Distribution Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who have no direct or indirect interest in the plan or related arrangements, cast in person at a meeting called for that purpose. All material amendments to the Investor Class Distribution Plan must similarly be approved by the Trustees and the Trustees who have no direct or indirect interest in the plan or related arrangements. The Investor Class Distribution Plan cannot be amended in order to increase materially the costs which Investor Class shares may bear for distribution pursuant to the Investor Class Distribution Plan without also being approved by a majority of the outstanding Investor Class shares. The Investor Class Distribution Plan will terminate automatically if it is assigned and may be terminated, without penalty, at any time by vote of a majority of the Trustees who have no direct or indirect interest in the plan or related arrangements or by a vote of a majority of Investor Class shares.
Because the Investor Class Distribution Plan pays for distribution expenses that may otherwise be paid by the Manager, and may reimburse the Manager for certain distribution expenses paid by the Manager on behalf of the Investor Class shares, the Manager and its owners could be deemed to have a financial interest in the operation of the Distribution Plan.
The following table describes the allocation of Rule 12b-1 fees during the period indicated.

Investor Class Fiscal year ended October 31, 2020
Advertising	Printing /Mailing	Payment to Distributor	Payment to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying, Other Financing	Total
N/A	N/A	N/A	$1,065	N/A	N/A	$1,065

INVESTOR CLASS ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an administrative services plan with respect to Investor Class shares of the Fund (the “Administrative Services Plan”). Under the Administrative Services Plan, financial intermediaries (including Fund Services, the Fund’s administrator) may be entitled to receive aggregate fees not exceeding 0.15% of the Fund’s average daily net assets attributable Investor Class shares beneficially owned by the financial intermediary’s clients in return for providing certain shareholder services to Investor Class shareholders, including: (i) maintaining accounts relating to shareholders that invest in Investor Class shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from Investor Class shareholders and placing orders with the Fund or their service providers; and (ix) processing dividend payments from the Fund on behalf of Investor Class shareholders. The Administrative Services Plan is a “reimbursement plan,” in that the Investor Class shares pay the 0.15% fee only to the extent such fees are actually incurred. Payments under the Administrative Services Plan are subject to review and approval by the Trustees. Because payments under
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the Administrative Services Plan are paid out of Investor Class assets, they will reduce the value of your investment in Investor Class shares.
Institutional Shares do not charge an administrative services fee.
The Investor Class paid $639 under its Administrative Services Plan for the fiscal year ended October 31, 2020.
OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES
In addition to the 12b-1 distribution fees paid by Investor Class shares, as described above, the Manager or its affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell Fund shares in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent sales of Fund shares and/or total assets of the Fund held by the firm’s customers. The level of payments that the Manager is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into the Fund, the firm’s level of participation in the Fund’s sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to Fund shareholders, and the share class of the Fund for which these payments are provided. The Manager or its affiliates may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Manager or its affiliates promotes its products and services.
In addition, in connection with the availability of Fund shares within selected mutual fund platforms and fee based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Manager or an affiliate also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Fund shareholders who own their fund shares in these Platform Programs. The Manager may also make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. Fees payable by the Manager for these types of administrative services for Investor Class shares may be charged back to the Fund pursuant to the Administrative Services Plan, subject to the terms of the plan described above (including the 0.15% of net assets limitation).

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Appendix A
DESCRIPTION OF SECURITIES RATINGS
Following is a description of Moody’s and S&P’s rating categories applicable to debt securities.
Moody’s Investors Service, Inc.
Corporate and Municipal Bond Ratings
Aaa:     Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:    Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:     Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:     Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:    Obligations rated B are considered speculative and are subject to high credit risk.
Caa:     Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:    Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.
P-1:    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s
Issue Credit Rating Definitions
A Standard& Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Corporate and Municipal Bond Ratings
Investment Grade
AAA:     An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:     An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:    An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:    An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:     An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:     An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard& Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C:    An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D:    An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:     This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Inactive Qualifiers (No longer applied or outstanding)
*:     This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c:     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G:     The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. Government securities
pr:     The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q:    A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r:    The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Commercial Paper Rating Definitions
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. Certain of these categories are as follows:
A-1:    A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:    A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:     A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:    A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:    A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:    A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
A commercial paper rating is not a recommendation to purchase, sell or hold a security as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Appendix B
EIP INVESTMENT TRUST
Proxy Voting Policies and Procedures
If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises voting discretion, in a manner consistent with the best interest of the client.
Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:
•ensuring that proxies are voted in the best interest of clients;
•addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;
•disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;
•describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.
Engagement of Institutional Shareholder Services Inc.
With the aim of ensuring that proxies are voted in the best interests of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”), as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP, after reviewing ISS’s own Proxy Voting Guidelines, has concluded that ISS’s Proxy Voting Guidelines are reasonably designed to vote proxies in the best interests of EIP’s clients, and has therefore directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.
To the extent that an issuer files additional proxy information sufficiently in advance of the submission deadline for votes, EIP shall consider such information prior to exercising its voting authority. EIP notes that it shall not override the votes that are prepopulated by ISS in accordance with its policies unless there is information in the additional proxy information that in the opinion of EIP that would require a change in vote and such ISS recommendation is not in the best interest of the client.
Notwithstanding anything herein to the contrary, from time to time EIP may determine that voting in contravention to a recommendation made by ISS may be in the best interest of EIP’s clients. When EIP chooses to override an ISS voting recommendation, EIP will document the occurrence, including the reason(s) that it chose to do so. Documentation of any override of an ISS voting recommendation shall be reviewed at the next scheduled Brokerage Committee meeting.

In certain circumstances, voting situations may arise in which the optimal voting decision may not be easily captured by a rigid set of voting guidelines. This is particularly the case for significant corporate events, including, but not necessarily limited to, mergers and acquisitions, dissolutions, conversions and consolidations. While each such transaction is unique in its terms, conditions and potential economic outcome, EIP will conduct such additional analysis as it deems necessary to form the voting decision that it believes is in the best interests of its clients. All records relating to such analyses will be maintained and reviewed periodically by the Chief Compliance Officer (“CCO”) or her designee.
On an annual basis, EIP’s Brokerage Committee shall be responsible for approving the ongoing use of ISS as a proxy voting service provider. Such approval shall be based upon, among other things, a reviews of (1) ISS’s Proxy Voting Guidelines, including any changes thereto; (2) the results of internal testing regarding ISS’s adherence to its proxy voting guidelines; (3) periodic due diligence over ISS as described further below; and (4) any potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that were identified and documented throughout the preceding twelve month period.

Conflicts of Interest in Proxy Voting
There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.
EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines, subject to EIP’s right to override an ISS voting recommendation. Under no circumstances will EIP override an ISS recommendation in any instance in which EIP identifies a potential conflict of interest.
Disclosure on How Proxies Were Voted
EIP will disclose to clients in Part 2A of its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures. Finally, EIP will disclose in its ADV Part 2A, (1)the extent to which automated voting is used and (2) the how these policies and procedures address the use of automated voting in the cases where it becomes aware before the submission deadline for proxies to be voted at the shareholder meeting that an issuer intends to file or has filed additional soliciting materials with the SEC regarding the matter to be voted on.
It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.
Proxy Materials
EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations
In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:
•Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.
•Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.
•Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.
Oversight of Policy
The CCO will follow the following procedures with respect to the oversight of ISS in making recommendation with respect to and voting client proxies:
•Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with the EIP's proxy voting policies and procedures including a review of those items that relate to certain proposals that may require more analysis (e.g. non-routine matters).
•Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that ISS has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things:
•the adequacy and quality of ISS's staffing and personnel;
•the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify, disclose, and address any conflicts of interest;
◦ISS’s engagement with issuers, including ISS’s process for ensuring that it has complete and accurate information about each issuer and each particular matter, and ISS’s process, if any, for EIP to access the issuer’s views about ISS’s voting recommendations in a timely and efficient manner;
◦ISS’s efforts to correct any identified material deficiencies in its analysis;
◦ISS’s disclosure to EIP regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions;
◦ISS’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and
•any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by ISS.

For purposes of these procedures, the CCO may rely upon information posted by ISS on its website, provided that ISS represents that the information is complete and current.
If a circumstance occurs in which EIP becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that may materially affect the voting recommendation provided by ISS, EIP shall investigate the issue in a timely manner and shall request additional information from ISS as is necessary to identify and resolve the identified discrepancy. EIP shall document the results of each such investigation and present the results to the Brokerage Committee at its next scheduled meeting.
Recordkeeping on Proxies
It is the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:
•a copy of EIP’s proxy voting policies and procedures;
•a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);
•a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);
•a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;
•a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and
•a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.
The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.
For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

Updated December 2020.

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